UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1.                    Report to Shareholders

semi-annual report

  june 30, 2007

government securities fund

income and equity fund

balanced fund

growth fund

multi-cap value fund

small cap fund

Pacific Advisors

  table of contents

Message from the Chairman	1

Government Securities Fund	3

Income and Equity Fund	7

Balanced Fund	11

Growth Fund	15

Multi-Cap Value Fund	19

Small Cap Fund	23

Statement of Investments	29

Statement of Assets and Liabilities	54

Statement of Operations	56

Statement of Changes in Net Assets	58

Notes to Financial Statements	62

Financial Highlights	68

Directors and Officers	75

This Report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation, or a recommendation that any particular investor should purchase or sell any particular security. The statements in the Report are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders:

Two steps forward and a half step back best described the equity markets during the first half of the year. In April and May, the market rallied in response to reports of stronger economic growth and consumer spending. In June, however, the market retreated somewhat as investors worried about higher inflation, a surge in oil prices, the impact of sub-prime debt defaults in the bond market, and potentially weaker second quarter earnings.

While the equity markets pulled back in response to market events in Asia and the deterioration of sub-prime debt portfolios, these market declines were brief. Overall, concerns about rising energy prices, a weak U.S. housing market, and troubled hedge funds were offset by stronger economic growth in the second quarter. Specific attention was paid to better-than-expected corporate profits, robust merger and acquisition activity, and strong consumer spending. As a result, the equity markets continued to advance.

Higher interest rates and the downturn in the housing market created a more bearish outlook for the credit markets. Low interest rates and lax loan underwriting in the mortgage, hedge fund and private equity markets provided capital for more aggressive investment strategies. As interest rates rose and the Federal Reserve showed no signs of easing interest rates, liquidity in the credit markets deteriorated. Borrowers whose collateral assets have declined in value or who are unable to fund their higher cost debt repayments bear the greatest risk. These events have negatively impacted both the equity and credit markets more recently.

Economic Review

In the first half of the year, the U.S. economy forged ahead at a moderate pace while the rate of growth worldwide exceeded 5%. However, economic growth rates varied widely, with countries such as Japan, Italy and France experiencing lackluster growth. In contrast, Germany and countries in the Eastern European bloc are experiencing strong economic growth as a result of lower corporate tax rates, business friendly labor policies, and significant increases in infrastructure spending. India and China continue to grow at rates exceeding 8% driven by soaring demand for goods and services and economic and infrastructure development in these countries and throughout Asia.

After growing at an anemic 0.7% rate in the first quarter, U.S. Gross Domestic Product (GDP) growth rebounded to 3.4% in the second quarter. The job market echoed this rebound with a historically low unemployment rate of 4.5% through June. Consumers remained confident and continued to spend despite rising energy prices and a downturn in the housing market. Additionally, a slowdown in the upward trend in core inflation eased broader concerns that the Fed would need to raise interest rates. While U.S. economic growth lagged in the first half of the year, it appears it should be stronger in the second half of the year. Overall growth for the year is expected to be at a moderate and sustainable rate in the range of 2.5% to 3.0%.

Market Review

June 30, 2007	Close	YTD Return
Dow Jones	13,408.62	7.59%
S&P 500	1,503.35	6.96%
NASDAQ	2,603.23	7.78%
Russell 2000 (small cap)	833.69	6.45%
	06/30/07	06/30/06
10-Year T-Note Yield	5.03%	5.15%

Data: The Wall Street Journal

During the past year, the federal budget deficit has been reduced significantly by soaring tax revenues. The federal budget deficit as a percentage of GDP has fallen below 2%, which is significantly lower than the historical average of 2.5%. The Congressional Budget Office estimates that the U.S. budget deficit will be -$157 billion in 2007 compared to -$248 billion for 2006. A shrinking deficit would reduce the issuance of new government bonds and could even result in calling in existing bonds. These trends when coupled with lower demand for mortgage debt from lenders and government agencies could produce the benefit of lower interest rates in the coming year.

Equity Markets

The equity markets achieved strong gains as evidenced by the Dow Jones reaching several new highs over the second quarter and in July. Day-to-day market volatility remained high as news-of-the-day swayed market action up and down.

Until recently, the market had rallied without a significant correction during the past year. The current correction in the equity markets was overdue and its magnitude is not unusual for a normal bull market cycle. Interim pullbacks serve the purpose of removing excess speculation and providing a more stable base for

Message

from the chairman continued

continued growth. We believe the longer-term outlook for the equity markets remains positive. Near-term, the equity markets may take some time to rebound while the credit markets stabilize.

Currently, the market seems willing to accept a moderating economy, strong corporate profits, and stable interest rates as sufficient reasons to buy. Over the near-term, we will pay close attention to certain factors which may have a greater impact on the market. These factors include energy inflation as the price of oil has risen above $70 per barrel; further disruption in the sub-prime market and related derivative securities; and the severity of the downturn in the housing market. Any of these factors, could prompt the market to abruptly pull back further, especially if accompanied by disappointing third quarter corporate earnings. Furthermore, the threat of unexpected geopolitical events is always a market concern.

Fixed Income Investment Review

The Fed has continued to keep the fed funds rate at 5.25%. This policy has proven effective in keeping the economy moving ahead while controlling inflationary pressures. While the Fed left the fed funds rate unchanged, the U.S. bond market was active. The benchmark 10-year Treasury Note ranged from 4.50% to 5.26% during the first half of the year, a spread of over 60 basis points. The upward interest rate movement helped to normalize the yield curve where longer-term bonds pay more than shorter-term notes.

While the Fed chose to keep short-term rates unchanged, the bond market pushed intermediate and long-term interest rates higher. These dynamics created an opportunity to selectively purchase higher yielding fixed income instruments that included U.S. government agency bonds and preferred stock. While we view the upward yield movement in longer-term bonds as healthy, we continue to focus our fixed income strategy in shorter-term maturities of between 4 to 7 years. This shorter duration aims to protect invested capital while improving yields. We expect day-to-day volatility in the bond market to persist. Using the 10-year Treasury Note as a benchmark, we see the market establishing a new trading range going forward. In the past few months, yields have ranged from 4.60% to 5.25%. We now expect to see interest rates for the 10-year Treasury Note trading between 4.25% and 5.00% through the end of the year.

Looking Ahead

Overall, we maintain an optimistic outlook for the economy. The global economy remains strong and appears to be in a long-term growth pattern led by China, India and other developing countries in Asia and Eastern Europe. Domestically, interest rates are low by historical measures and inflation has been reasonable for this point in the economic cycle. As economic growth continues at a moderate pace, we expect to experience market volatility in reaction to fluctuations in economic indicators from time to time. Longer-term, however, we believe the economy can continue to expand and will reward a patient, longer-term investment strategy.

Near-term, the equity and bond markets continue to be challenging. Several catalysts could spark a directional change in the markets at any time. While the credit and liquidity problems are primarily impacting the fixed-income markets they have also affected the equity markets. Investors are concerned that the lack of liquidity may slow economic growth to a point where a recession might develop. It may take some time for the fixed income markets to stabilize. However, we believe that investors, financial institutions and the Fed can manage through these problems and return the fixed-income markets to a more balanced risk-reward credit environment. Longer-term this corrective period in the equity and fixed income markets should provide a more stable foundation for future growth.

At Pacific Advisors Fund, we seek to maintain disciplined, long-term investment strategies. Even though we are longer-term investors, we adapt to changing market and economic conditions. During periods of a market correction, we often find attractive investment opportunities that we believe will benefit the Funds in the future. While many investors regard volatility as a negative development, we believe it can be an important tool in implementing our buy and sell strategies. In the following interviews with our portfolio managers we discuss the investment strategies for each Fund in more detail.

Sincerely,

George A. Henning

Pacific Advisors

  Government Securities Fund

Seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. Invests at least 80% of its assets in U.S. Government fixed income securities and may invest in other income-producing instruments including dividend paying common stocks, for income and capital appreciation.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2007		For the fiscal year ended 12/31/06
		Expense Ratio	Net Expense Ratio
Class A	2.45%	3.17%	2.51%
Class C	2.09%	3.86%	3.21%

For the six months ended June 30, 2007, the Fund's benchmark, the Lehman Intermediate Treasury Bond Index,1 rose 1.53%.

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Expense ratios shown are for the Fund's most recent fiscal year ended December 31, 2006. The Fund's investment adviser is waiving a portion of its management fees. Results shown reflect the waiver, without which the results would have been lower. Expense ratios shown reflect the waiver, without which they would have been higher. Please see the Financial Highlights contained in this report for more details.

Interview with Portfolio Manager

Thomas H. Hanson

What factors contributed to rising interest rates during the first half of 2007?

Global and domestic economic expansion coupled with modest inflation propelled intermediate and long-term interest rates upward in 2007. Global economic growth continued at a robust pace in the first half of 2007. Rapid economic expansion increased competition for goods and services resulting in rising prices. Foreign central banks raised interest rates in an attempt to contain inflationary pressures and moderate economic growth to more sustainable levels.

The U.S. economy grew at a more moderate rate with rising energy costs, a cooling housing market, and problems in the sub-prime lending market keeping economic momentum in check. The Fed kept a close eye on inflationary pressures, but held short-term rates at 5.25% throughout the first half of the year. At the same time, however, the Fed quietly supported economic expansion by placing additional money into circulation to increase market liquidity. High levels of liquidity in the global and domestic marketplaces increased demand for bonds which also helped push rates higher.

How did rising interest rates impact the bond market?

The rise in rates brought a long anticipated return to a more normalized interest rate environment with longer-term bonds carrying higher rates than shorter-term bonds. Nevertheless, the bond market remained

1  The Lehman Intermediate Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

volatile during the period as rates rose unevenly within a trading range. The benchmark 10-year Treasury Note traded between 4.50% and 5.26% during the first six months of the year.

Shorter-term securities typically experience less price volatility in response to interest rate changes. Therefore, longer-term bonds carried greater investment risk as interest rates ticked up in the first half of the year. Shorter-term bonds remained more attractive for their relative stability causing price depreciation in longer-term bonds.

The bond market was also significantly impacted by a notable decline in demand for U.S. treasuries by foreign investors. Foreign investors sought higher yielding fixed-income securities to combat the effects of inflation brought on by strong to moderate growth in their own economies. As a result of interest rate increases by foreign central banks, U.S. treasuries offered less attractive rates than their global counterparts. Prices declined on U.S. treasuries in order to remain competitive with foreign alternatives which also helped push rates higher. This competitive market drove the benchmark 10-Year Treasury Note to breakthrough its 13-year ceiling of 5.25% at the end of the second quarter.

The Fund outperformed its benchmark during the first six months of the year. How did the Fund successfully navigate the rising interest rate environment?

The Fund seeks total return by managing for income and capital appreciation. This investment approach gives the Fund the flexibility to actively manage risk in the bond market. Rising interest rates in the first half of the year continued to require a more defensive strategy to protect capital.

The Fund remained concentrated in intermediate-term bonds maintaining an average maturity in the portfolio of 5 to 6 years. Modest adjustments were made to the portfolio as interest rates ticked up, but the Fund did not make any broad strategic changes as evidenced by a low annualized turnover rate of 13% through June 30th. This strategy allowed the Fund to achieve a good total return for the period without exposing the portfolio to significant interest rate risk.

Over 80% of the Fund's portfolio remained invested in U.S. government agency issues. Government agency securities continued to offer higher coupon rates than U.S. treasuries which allowed the Fund to increase income without materially increasing the risk to the portfolio. The Fund captured additional yield by purchasing government agency bonds with callable features which offered attractive coupon rates. As these bonds were subsequently called away, capital was reinvested in intermediate-term (4 to 7 years) bonds to take advantage of rising interest rates.

The Fund also modestly increased its preferred stock holdings from 5% to 7% with well-known companies such as AT&T. These positions helped provide some protection against inflation through additional yield and capital appreciation potential. In addition, preferred stock provided liquidity which leaves the Fund positioned to take advantage of emerging opportunities in the bond market.

Should investors be concerned by the current rise in interest rates?

Interest rate movements are directly tied to the health of the domestic and global markets. Rising rates reflect sustained periods of economic expansion or rejuvenation. Interest rate increases, whether caused by central banks or market dynamics, often help to moderate unsustainably high economic growth rates and keep inflation in check.

Strong, but manageable, global economic growth is the main cause of the current rise in interest rates. While rates have risen in the U.S. and abroad, they have remained in a relatively low range by historical standards. Rising rates that stay within a healthy range, and are not driven by hyperinflation, represent a normal and healthy phase in the economic cycle.

What factors will impact interest rates and the Fund's investment strategy in the remainder of the year?

Domestic and global inflation will continue to have the greatest impact on interest rates in the last half of the year. Rising costs for energy, basic commodities and labor may continue to stoke inflationary pressures. Interest rates would also be impacted by any geopolitical events that disrupt international trade or cause price spikes, in oil for example.

While we do not believe interest rates will increase substantially worldwide, we will continue to monitor economic growth patterns. In particular, we are focused on assessing any policy changes made by central banks around the world. China, India and Eastern Europe continue to fuel the growth momentum in the global markets and any significant changes in their economies would impact fixed income markets worldwide.

In the U.S., concerns over the fallout in the sub-prime market will continue to impact the fixed income market for the near-term. In the normal course of the economic cycle, it is not unusual to experience some fallout in certain segments of the economy. While we cannot predict a specific timetable, we believe the credit markets will recover from current setbacks. Despite these setbacks, the U.S. economy remains well positioned to continue its moderate rate of growth.

In light of the problems in the bond market, it is uncertain whether the Fed will continue to hold short-term rates at their current level or consider reducing them to stabilize the credit markets. However, we believe sustained global economic growth and the high level of liquidity in the market will continue to produce a rise in intermediate and long-term rates. Given the continued uncertainty surrounding a variety of economic factors, we expect interest rates will continue to rise within a trading range.

In the last half of the year, the Fund will seek to evaluate long-term interest rates to identify the top of the new trading range and assess its likely duration. When it becomes clearer that interest rates are peaking, we will move into longer-term bonds to lock in higher coupons and capital appreciation potential. Until then, the Fund will maintain its defensive strategy to manage risk and preserve capital to achieve long-term growth.

Portfolio Holdings as of 06/30/07 (Based on Total Investments)

1.	U.S. Government Agencies	81.07%
2.	Equities	8.89%
3.	Preferred Stock	7.06%
4.	Cash and Cash Equivalents	2.98%

Pacific Advisors

  Government Securities Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expense Paid During Period 01/01/07 – 06/30/07
Government Sec Class A
Actual	$1,000	$1,024.50	$8.93
Hypothetical (5% return before expense)	$1,000	$1,024.79	$8.94
Government Sec Class C
Actual	$1,000	$1,020.90	$12.68
Hypothetical (5% return before expense)	$1,000	$1,024.79	$12.70

3  Expenses are equal to the Fund's annualized expense ratio of 1.78% for Class A shares and 2.53% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Income and Equity Fund

Seeks to provide current income and, secondarily, long-term capital appreciation. Invests primarily in investment grade fixed income securities and dividend paying stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2007		For the fiscal year ended 12/31/06
		Expense Ratio	Net Expense Ratio
Class A	2.25%	2.80%	2.06%
Class C	1.94%	3.56%	2.81%

For the six months ended June 30, 2007, the Fund's benchmarks, the Lehman Intermediate Corporate Bond Index1 and the S&P 5002 Index, rose 1.27% and 6.96%, respectively.

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Expense ratios shown are for the Fund's most recent fiscal year ended December 31, 2006. The Fund's investment adviser is waiving a portion of its management fees. Results shown reflect the waiver, without which the results would have been lower. Expense ratios shown reflect the waiver, without which they would have been higher. Please see the Financial Highlights contained in this report for more details.

Interview with Portfolio Manager

Thomas H. Hanson

How did the corporate bond market fare in the first half of 2007?

Economic conditions continued to create a challenging corporate bond market in the first half of the year. The Federal Reserve left short-term interest rates unchanged at 5.25%, citing stubborn inflationary pressures as the main threat to future economic growth. Nevertheless, intermediate and long-term rates ticked up in the U.S. and throughout the global marketplace. Despite this rise in interest rates, attractive corporate bond offerings remained scarce.

Many businesses remained flush with cash from growth in recent years and had little need to issue bonds to fund company growth. Ample cash reserves also allowed firms to refinance their existing debt obligations to improve their balance sheets and insulate their earnings from rising interest rates. With many companies choosing to forgo issuing new debt or refinancing existing debt, high-quality investment grade bonds remained in limited supply.

Global privatization added to the challenge of finding suitable corporate bond investments. Hedge funds, private equity firms and individual companies took a number of firms into the private sector. These acquisitions reduced investment opportunities in the bond market creating greater demand for an already dwindling supply of high-quality corporate bonds.

It is important to note that recent problems in the sub-prime lending market have had little impact on the Fund's fixed income strategy. The Fund is designed for more conservative investors. As we have discussed, the Fund seeks conservative investments in high-quality, investment grade bonds as opposed to the higher risk derivative type products.

1  The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Pacific Advisors

  Income and Equity Fund continued

How did the Fund manage this challenging environment?

In the first half of the year, the Fund continued to maintain a larger portion of its holdings in U.S. government agency securities which offered attractive yields with a limited amount of risk. Corporate bonds typically pay higher interest rates which generally makes them more attractive than government agencies. Over the past year, however, the limited supply of corporate bonds has created a narrow difference (or 'spread') between interest rates on corporate bonds and government agencies making government agencies equally attractive investments.

In addition, the Fund maintained a greater portion of its portfolio in preferred stocks from high-quality companies such as AT&T and Deutsche Bank. Preferred stocks can be an attractive substitute for bonds because they pay a fixed dividend which provides a stable stream of income. Increasing its preferred stock holdings has allowed the Fund to maintain liquidity while providing the opportunity for capital appreciation and improved total return.

Additionally, the Fund allocated a small percentage of its portfolio to floating rate corporate bonds that are indexed to the Consumer Price Index (CPI). This tie to the widely-used inflation index provides some protection against risk from inflationary pressures.

Despite the overall trend toward higher rates, intermediate and long-term rates remained relatively volatile in the first six months of the year. The Fund continued to maintain an average maturity of 4 to 5 years in its bond portfolio to manage interest rate risk and protect capital. We will maintain this more defensive position until rates reach a definitive peak.

How did the Fund manage its investment allocation mix during the first six months of the year?

The Fund seeks to produce total return through income and capital appreciation. Managing risk and reward in both the fixed income and equity markets is a critical component of the Fund's total return strategy. By actively managing its asset allocation mix, the Fund seeks to capitalize on opportunities in the stronger performing areas of the markets while limiting exposure to risk in underperforming areas of the markets.

Throughout the first half of the year, the Fund maintained approximately 65% of its portfolio in fixed income securities and 35% in equities. Maintaining a higher allocation in equities enabled the Fund to benefit from continued strength in the equity markets in 2007. This added to the Fund's total return and helped offset more challenging conditions in the corporate bond market.

The Fund continued to concentrate its equity investments in dividend-paying stocks from large, well-established companies. This included consumer product companies such as Procter & Gamble and Home Depot; energy and basic materials firms such as British Petroleum and DuPont; and healthcare companies such as Pfizer and Johnson & Johnson. Concentrating in high-quality investments provides the opportunity for additional income and capital appreciation without significantly increasing volatility in the portfolio.

Why did the Fund reduce its holdings in the utilities sector?

Utility stocks are often viewed proxies for bonds because they typically pay high dividends and carry relatively low risk. In the past, the Fund has held substantial positions in utility stocks because of their ability to meet the conservative investor's need for stability and consistent income. However, the volatility and risk associated with these stocks can increase dramatically when interest rates rise. Utilities are capital intensive businesses which typically fund expenditures by issuing debt. This debt becomes more expensive as interest rates rise.

For the last 18 months, the utilities sector has been one of the strongest performing sectors in the economy given the low cost of borrowing. The Fund benefited from steady dividends, rising stock prices and limited risk by investing in utility stocks during this time. As interest rates rose in the first half of 2007, there was a growing potential for utility stocks to under-perform as the cost of issuing debt rose. The Fund trimmed its utilities holdings to limit this risk.

What is the expected trend in interest rates for the remainder of the year and how will this impact the Fund?

Interest rates are expected to remain somewhat volatile while continuing to push modestly higher through the end of the year. While rising interest rates are a normal and healthy part of the economic cycle, investment strategy is critical to protecting capital in this environment. The Fund will continue to manage for total return by seeking risk-appropriate opportunities for income and capital appreciation.

At this time, we expect to maintain the Fund's investment allocation mix in approximately 70% fixed income securities and 30% in high-quality equities. Until interest rates reach a clear peak, we will remain more defensive by keeping the portfolio's average maturity in a range of 4 to 6 years.

We expect the interest rate spread between corporate and government bonds will return to more historical norm once the markets move beyond the current liquidity crunch induced by fallout in the sub-prime lending market. However, given the strength of the U.S. and global economies and corporate balance sheets, high-quality corporate bonds will likely remain in relatively short supply. Therefore, we anticipate that the Fund will continue to seek additional total return opportunities in high-quality preferred stocks and government agency issues.

Portfolio Holdings as of 06/30/07 (Based on Total Investments)

1.	Corporate Bonds	42.31%
	Equities	30.63%
2.	Financials	7.63%
3.	Energy	5.98%
4.	Health Care	4.27%
5.	Other Equities	12.75%
6.	U.S. Government Agencies	19.72%
7.	Preferred Stock	6.17%
8.	Cash and Cash Equivalents	1.17%

Pacific Advisors

  Income and Equity Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expense Paid During Period 01/01/07 – 06/30/07
Income Class A
Actual	$1,000	$1,022.50	$9.78
Hypothetical (5% return before expense)	$1,000	$1,024.79	$9.79
Income Class C
Actual	$1,000	$1,019.40	$13.52
Hypothetical (5% return before expense)	$1,000	$1,024.79	$13.56

4  Expenses are equal to the Fund's annualized expense ratio of 1.95% for Class A shares and 2.70% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Seeks to achieve long-term capital appreciation and income consistent with reduced risk. Invests primarily in large and medium cap common stocks with at least 25% of its assets invested in fixed income securities and preferred stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2007		For the fiscal year ended 12/31/06
Class A	7.11%	2.54%
Class C	6.70%	3.30%

For the six months ended June 30, 2007, the Fund's benchmarks, the Lehman Intermediate Corporate Bond Index1 and the S&P 500 Index2, rose 1.27% and 6.96%, respectively.

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Expense ratios shown are for the Fund's most recent fiscal year ended December 31, 2006. Please see the Financial Highlights contained in this report for more details.

Interview with Portfolio Managers

Thomas H. Hanson
George A. Henning
Samuel C. Coquillard

Effective January 1, 2007, Mr. Hanson serves as lead portfolio manager for the Fund and Mr. Henning and Mr. Coquillard serve as portfolio managers with respect to the equity securities portion of the Fund.

What was the Fund's equity investment strategy in the first part of the year?

The equity markets have continued to offer better performance relative to the fixed income market in 2007. Therefore, the Fund maintained approximately 60% of its portfolio in equities and 40% in fixed income securities. Only minor adjustments were made to this mix to increase the potential for total return and position the Fund for long-term growth in response to changing market conditions. These strategies enabled the Fund to produce a solid total return and outperform its benchmarks in the first six months of the year.

The Fund's equity strategy focused on enhancing diversification to reduce volatility in the portfolio. We realized gains and selectively trimmed the Fund's energy exposure by pruning longer-term positions including Devon Energy, SunCor Energy and British Petroleum. This capital was used to increase the Fund's exposure to other sectors such as consumer staples and financials through positions in well-established, dividend-paying companies.

For example, the Fund took a new position in Procter & Gamble, a household name in personal care products. Procter & Gamble's stock was trading at a depressed price as a result of its recent acquisition of Gillette. This provided the Fund with an opportunity to invest in a well-established company with a good dividend rate at a discounted price. With the integration of Gillette largely complete, Procter & Gamble is on track to produce stronger earnings and revenue growth.

The Fund also enhanced diversification by selectively increasing its holdings in existing positions such as Chubb, which provides property and casualty insurance coverage to businesses and individuals. The company has achieved strong revenue and earnings growth over the last 5 years. Compelling long-term growth prospects, coupled with a respectable dividend rate, led the Fund to increase its position in the company.

1  The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Pacific Advisors

  Balanced Fund continued

What changes were made in the Fund's fixed income investments in 2007?

The corporate bond market remained challenging in the first half of the year. Interest rate risk remained a concern in light of an overall rise in intermediate and long-term rates. In addition, high-quality, investment grade bonds continued to remain in short supply. Many corporations still possessed ample cash reserves giving them little need to issue debt while rising interest rates provided an incentive for companies to reduce existing debt.

Given the limited availability of investment-grade corporate bonds, the Fund maintained approximately 9% of its portfolio in U.S. government agency bonds. Government agency bonds are issued by agencies affiliated with the U.S. government and generally pay higher interest rates than U.S. Treasury securities. Government agency securities provided an attractive alternative to corporate bonds for their ability to offer competitive yields without increasing risk to the Fund.

The Fund's fixed income strategy also included adding select preferred stock holdings in well-known companies such as AT&T, ING Group and American International Group. Preferred stock, while typically considered an equity, acts like a bond by paying a fixed dividend rate. Recently, preferred stock issues have carried higher yields than many corporate bonds. This created an opportunity for the Fund to increase income and capital appreciation potential without exposing the portfolio to greater volatility.

The recent fallout in the sub-prime market has had little impact on the Fund's investment strategy. The Fund is designed for more conservative investors. As we have discussed, the Fund concentrates its fixed income investment in high-quality, investment grade securities as opposed to higher risk, derivative products.

How has global economic growth impacted the Fund's investment strategy?

The fluid exchange of goods, services and information between countries connects the world's economies like never before. As a result, long-term global trends can have a significant impact on U.S. companies with international exposure. In the first half of 2007, global economic growth topped 5% and this extraordinary pace is likely to continue as consumer and commercial demand increases around the world.

Much of this growth is tied to investment in commercial building and infrastructure which has dramatically increased the demand for basic materials such as concrete, steel, copper, and iron. The Fund benefited from global growth in this area through well-established multi-national companies including Rio Tinto, a copper and iron ore producer; Reliance Steel & Aluminum, a steel and metals processor; and Ingersoll-Rand, which makes construction equipment.

The Fund has also benefited from increased global demand for energy resources and energy-related services through positions in companies such as ConocoPhillips and British Petroleum. Growing energy consumption also translates into long-term growth across a variety of energy-related fields such as transportation, industrials and equipment. Holdings in companies such as GATX and Grant PrideCo have provided an opportunity for the Fund to capitalize on worldwide expansion in these areas.

How has the Balanced Fund capitalized on growth in the U.S. economy?

Many of the global trends discussed above are also driving U.S. economic growth. The Fund participated in the rising demand for energy in the U.S. through domestic natural gas firms Williams Companies and Spectra Energy Corporation. Furthermore, holdings in industrial equipment and services companies such as Cameron International and Ingersoll-Rand allowed the Fund to benefit from domestic infrastructure-related growth.

The Fund also maintained a focus on select areas of consumer spending. One such area is multi-media corporations which have benefited from the increased dependence on instant access to information, whether in the form of wireless data transmission, broadcast television, radio communications or internet resources. Holdings such as Time Warner; Walt Disney; CBS; and General Electric, with its subsidiary of

NBC Universal, provided exposure to several of the major U.S. entities which create and distribute news, information and entertainment. Maintaining positions in the media sector enables the Fund to capitalize on the technological advancements in the marketplace without taking on the higher risk associated with investments in technology, hardware and software manufacturers, or internet service providers.

Where do you see investment opportunities for the Fund going in the last half of 2007?

The global economy is expected to continue its strong rate of growth for the foreseeable future. The long-term outlook for the U.S. economy also remains positive, although growth is expected to continue at a more moderate rate. The Fund will continue to weight its portfolio toward equities with a focus on companies poised to benefit from this dual economic growth.

We expect that the energy sector will continue to lead the market and will continue to represent a significant portion of the Fund's equity holdings. At the same time, we also anticipate adding a limited number of new positions in areas such as healthcare equipment, industrials and basic materials for added diversification. The Fund will seek select opportunities in these areas through undervalued, dividend-paying, large cap companies with strong growth prospects.

We do not anticipate a significant change in the corporate bond market before the end of the year. The Fund will continue to remain defensively positioned in its fixed income holdings to manage ongoing risk and volatility in this area of the market. When it becomes clear that interest rates have reached a peak, the Fund will look to take advantage of opportunities to enhance long-term growth by locking in higher yields and capital appreciation potential.

Portfolio Holdings as of 06/30/07 (Based on Total Investments)

	Equities	62.39%
1.	Financials	13.42%
2.	Energy	12.84%
3.	Industrials	9.92%
4.	Health Care	6.26%
5.	Information Technology	5.35%
6.	Materials	4.92%
7.	Other Equities	9.68%
8.	Corporate Bonds	27.75%
9.	U.S. Government Agencies	8.66%
10.	Preferred Stock	1.14%
11.	Cash and Cash Equivalents	0.06%

Pacific Advisors

  Balanced Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expense Paid During Period 01/01/07 – 06/30/07
Balanced Fund Class A
Actual	$1,000	$1,071.10	$11.71
Hypothetical (5% return before expense)	$1,000	$1,024.79	$11.45
Balanced Fund Class C
Actual	$1,000	$1,067.00	$15.58
Hypothetical (5% return before expense)	$1,000	$1,024.79	$15.26

4  Expenses are equal to the Fund's annualized expense ratio of 2.28% for Class A shares and 3.04% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Growth Fund

Seeks to achieve long-term capital appreciation. Invests primarily in medium to large capitalization companies whose stocks are a part of the S&P 500 Index1 or the Nasdaq 100 Index2.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2007		For the fiscal year ended 12/31/06
		Expense Ratio	Net Expense Ratio
Class A	11.83%	3.68%	2.64%
Class C	11.41%	4.44%	3.40%

For the six months ended June 30, 2007, the Fund's benchmarks, the S&P 500 and the Russell 10003, rose 6.96% and 7.18%, respectively.

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Expense ratios shown are for the Fund's most recent fiscal year ended December 31, 2006. The Fund's investment adviser is waiving a portion of its management fees. Results shown reflect the waiver, without which the results would have been lower. Expense ratios shown reflect the waiver, without which they would have been higher. Please see the Financial Highlights contained in this report for more details.

Interview with Portfolio Manager

Thomas H. Hanson

What economic trends influenced the Fund's investment strategy in the first half of 2007?

The first half of the year brought a continuation of the longer-term trends which have been developing in the global and domestic economies over the past year. The most influential trends included strong global economic growth; rising interest rates coupled with moderate inflation; and continued demand and competition for oil, energy, and other commodities. Continuing the investment strategy implemented in 2006, the Fund remained concentrated in those sectors and stocks positioned to benefit from these trends.

Throughout the first half of the year, the Fund remained oriented toward the energy, healthcare, industrials, and basic materials sectors. Investments in these sectors remained relatively stable throughout the period resulting in little turnover. While there were no pronounced sector rotations or shifts, minor adjustments were made in the portfolio to rebalance positions to reduce risk and achieve desired sector weightings.

Energy and energy related holdings such as ConocoPhillips and Apache Corp. performed well for the Fund as did industrial holdings such as Commercial Metals. The major demographic shift in the U.S. toward an aging population continued to make healthcare investments attractive, particularly in the healthcare equipment and services industries. Companies such as Zimmer Holdings, which specializes in hip and joint replacements, and St. Jude Medical, which produces replacement heart valves, continued to perform well for the Fund. Portfolio holdings also focused on other select sectors such as information technology which benefited from the rapid growth in the U.S. and Asian telecommunications markets.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  The Nasdaq 100 Stock Index is an unmanaged, market capitalization weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

3  The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 1,000 largest publicly traded companies within the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of capital gains, management fees, or expenses.

Pacific Advisors

  Growth Fund continued

How does the Fund manage sector-specific risks?

The Fund takes a more conservative top-down investment approach that focuses on investments in the leading market sectors. We do not buy stocks based solely on share price momentum or price per earnings. Rather, we look for companies in those sectors with strong fundamentals and competitive advantages that offer solid growth potential at a reasonable price. The stock selection process takes into consideration the impact of longer-term economic trends and company-specific events.

Over the past year, the Fund has maintained a larger exposure to the industrials and basic materials sectors. Companies in the industrial and basic materials sectors – such as iron, copper, aluminum, and steel firms – provide the building blocks for economic growth and are the primary beneficiaries of global and domestic investments in infrastructure. In particular, these companies are expected to benefit from billions of dollars in future spending as a result of the emerging domestic trend to reinvest in infrastructure improvements on aging roads, sewer systems, and bridges.

Industrials and basic materials are examples of fast-paced sectors where sudden price shifts are commonplace. While the Fund avoids areas marked by speculative or short-term growth, some short-term volatility may be acceptable in exchange for the benefits offered by long-term growth potential. The Fund has strategically participated in the industrials and basic materials sectors through well-run companies, such as Chicago Bridge and Iron, which is positioned to participate in this multi-year growth cycle.

How has the Fund managed risk in light of slower economic growth in the U.S. economy?

The U.S. economy continued to grow at a more moderate rate in the first half of the year. As typical in a moderately growing economy, this period was marked by heightened market volatility in response to uneven economic data. The Fund actively managed this risk through diversification and strategic cash management.

The Fund's portfolio is diversified across various sectors to provide a counterbalance to the impact of sudden shifts in market or economic conditions. This includes maintaining positions in more defensive industries such as healthcare and consumer staples with holdings such as Johnson & Johnson and Chattem. The Fund also manages volatility through stock selection by focusing on companies with strong fundamentals that offer stable growth.

The Fund is unique in its use of cash to offset market volatility. Cash reserves tend to range between 5% and 10% of the Fund's portfolio. Cash levels may be temporarily increased as a hedge against volatility during periods of elevated market risk. As market volatility moderates, the Fund redeploys cash reserves into emerging opportunities. The Fund maintained approximately 9% of its portfolio in cash throughout the first six months of the year in light of continued market volatility.

How does a company's size factor into the Fund's stock selection?

The Fund focuses on large cap companies and complements these holdings with modest positions in mid and small cap companies within key sectors. This diversification strategy contributes to the Fund's total return by providing measured exposure to all market capitalizations. While maintaining its large cap orientation, the Fund looks for growth opportunities in mid and small cap stocks which shadow or mimic large cap companies.

For example, in the energy sector, large cap holdings such as Apache are supplemented by positions such as Carbo Ceramics, a smaller energy services company. In the healthcare sector, the Fund has invested in select mid cap companies that offer same growth potential and competitive advantages as many large caps such Quest Diagnostics, one of only two major medical lab testing companies in the U.S.

In addition, the Fund may utilize select small cap stocks to participate in growth within specialized industries. In the information technology sector, the Fund has benefited from its position in ITron, a small cap utility services provider. ITron provides wireless receivers that read water, electric, and gas meters from long distances which enables utilities to increase their productivity and shorten billing cycles.

How does a low portfolio turnover rate support the Fund's investment strategy?

Many growth funds shift sector allocations rapidly to follow market momentum which typically results in a high portfolio turnover rate. High portfolio turnover typically results in increased trading costs and tax consequences for a fund. While the Fund adapts to fundamental changes in market leadership, it does not chase short-term performance. As stated earlier, the Fund takes a long-term investment approach that seeks to invest in sectors and companies with sustainable, multi-year growth patterns. The Fund's more conservative growth-at-a-reasonable-price strategy enables it to seek above-average performance and manage risk. Unique from other growth funds, Fund has been able to achieve its investment objectives while maintaining a relatively low turnover rate.4

Where do you anticipate the best growth opportunities will be in the remainder of 2007?

We do not foresee a significant change in the global or domestic economic trends during the last half of the year. The U.S. economy is on track to achieve a moderate and sustainable growth rate for the year in the range of 2 1/2% to 3%. Strong balance sheets also leave corporate America well positioned for continued growth in the second half of 2007. As growth continues at a moderate pace, we expect to experience continued volatility in the market as economic indicators fluctuate from time to time.

The Fund will remain focused on sectors and stocks that offer long-term growth at a reasonable price. The energy, energy-related, and industrials sectors should continue to lead the market due to unprecedented global demand for oil and basic materials. We will continue to monitor the economic environment for changes in market leadership and new growth opportunities.

Portfolio Holdings as of 06/30/07 (Based on Total Investments)

	Equities	90.40%
1.	Energy	29.32%
2.	Health Care	25.66%
3.	Industrials	10.86%
4.	Information Technology	8.32%
5.	Materials	6.67%
6.	Other Equities	4.96%
7.	Financials	4.61%
8.	Cash and Cash Equivalents	9.60%

4  The Fund had an annualized turnover ratio of 16.44% for the six months ended June 30, 2007; 22.80% for the year ended December 31, 2006; 30.54% for the year ended December 31, 2005; 12.96% for the year ended December 31, 2004; and 34.58% for the year ended December 31, 2003.

Pacific Advisors

  Growth Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expense Paid During Period 01/01/07 – 06/30/07
Growth Fund Class A
Actual	$1,000	$1,118.30	$13.92
Hypothetical (5% return before expense)	$1,000	$1,024.79	$13.30
Growth Fund Class C
Actual	$1,000	$1,114.10	$17.82
Hypothetical (5% return before expense)	$1,000	$1,024.79	$17.07

5  Expenses are equal to the Fund's annualized expense ratio of 2.65% for Class A shares and 3.40% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Multi-Cap Value Fund

Seeks to achieve long-term capital appreciation. Invests in a diversified portfolio of large to small capitalization companies using an actively managed, value investment approach.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2007		For the fiscal year ended 12/31/06
Class A	6.26%	3.02%
Class C	5.86%	3.79%

For the six months ended June 30, 2007, the Fund's benchmark, the S&P 500 Index1, rose 6.96%.

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Expense ratios shown are for the Fund's most recent fiscal year ended December 31, 2006. Please see the Financial Highlights contained in this report for more details on the expense ratio data shown.

Interview with Portfolio Managers

George A. Henning

Samuel C. Coquillard

Effective May 1, 2007, George A. Henning serves as lead portfolio manager for the Fund.

Were there any significant changes in the Fund's investment strategy during the period?

The global economy has remained strong in 2007. Many developing countries continued to enjoy growing prosperity producing robust demand for goods and services worldwide. The industrial manufacturing and service sectors have provided greater employment opportunities for citizens in these countries raising the level of consumer spending. The U.S. economy has also continued to grow at a healthy but moderate rate. The overall, long-term outlook for the domestic economy remains positive despite problems in certain segments of the economy.

A multi-cap fund seeks the best investment opportunities across the equity market from companies of all sizes. While this is a broad mandate, the Fund's strategy is to focus its emphasis on a limited number of companies poised to benefit from longer-term growth trends in the domestic and global economies. The Fund specifically looks for undervalued stocks with strong fundamental value that offer good long-term growth potential.

During the first half of the year, we shifted toward increasing the Fund's holdings in mid and small cap companies. We continue to believe that select large cap stocks offer particular advantages due to their economies of scale and multi-national operations. However, it is often more difficult to find large cap stocks trading at a discount unless they are in sectors that are out of favor or in a turnaround situation.

Mid and small cap companies give the Fund exposure to additional, and often unique, value opportunities. These companies are particularly attractive because they often have little research coverage and therefore may offer more fundamental value. The smaller size of these companies is often an advantage as their business operations are more straightforward making it easier to evaluate their fundamental value and growth potential. While they may be smaller, many of these companies have international operations which allow them to participate in domestic and international growth opportunities.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Pacific Advisors

  Multi-Cap Value Fund continued

Which holdings did the Fund sell in the first half of the year?

During the first quarter, there were concerns that inflationary pressures could become a severe drag on the U.S. economy. Specific concerns focused on the impact of rising energy prices and a downturn in the housing market on consumer spending, which accounts for nearly two thirds of economy. Inflationary pressures also raised questions as to whether businesses would need and have the ability to raise prices to offset increases in wages and other manufacturing costs.

In response to these immediate economic concerns, the Fund sold positions that were more fully valued or more susceptible to a slowdown in consumer spending. These positions included Activision, a video game manufacturer; Whole Foods, an organic food retailer; and Dell and Yahoo in the technology sector. While these companies have well-known brand names, their upside potential appeared limited in comparison to their downside risk.

As a value Fund, it is important to manage risk by employing a disciplined buy and sell strategy. Our decision making process focuses on evaluating overall market conditions as well as the future growth potential of the individual company. We trim, or sell a position in its entirety, when we believe the stock has reached its fair market value, or when we identify a change in the business outlook for the company.

What were some of the new positions added to the Fund?

When business conditions appear to be deteriorating in a particular sector, the market often reacts first and analyzes later. Any company with exposure to that sector is sold regardless of it will actually be impacted by weakness in the sector. This dynamic often provides an opportunity to initiate or add to positions in companies with good long-term value at discounted prices.

In the first half of the year, this type of situation provided an opportunity for the Fund to take a position in H.B. Fuller, a small cap company that produces adhesives for the automotive industry. The company's stock price had fallen due to its ties to the struggling automotive industry, despite the fact that its products are used internationally in a variety of industries. Our research indicated that H.B. Fuller had strong intrinsic value with the potential for long-term growth making it an attractive investment opportunity.

The Fund saw another value opportunity in Graco, a company that manufactures equipment systems for the management of fluids in commercial and industrial businesses. This mid-cap industrial company has excellent profit margins and sells its products worldwide. Graco's stock price had declined because of its strong presence in the U.S. housing market with its paint sprayer equipment. However, the company's international operations have made up for much of the shortfall in sales in the housing market.

Arch Coal was also added to the portfolio. This is a mid-cap company mines and sells coal to power plants in the U.S. and overseas. Coal continues to be an important energy source for power plants and the company should continue to benefit from demand in this sector.

Were there any significant changes in the Fund's existing positions?

In the absence of clear information with respect to company-specific losses, the credit problems in the sub-prime market resulted in declining stock prices for most financial institutions. Nevertheless, the turmoil in the credit markets will not effect all financial institutions equally. We believe the longer-term outlook remains favorable for select companies with less exposure to the problems in this area of the market. The correction in this sector provided the Fund with the opportunity add to its positions in some of these companies including Washington Mutual and Citigroup.

The Fund has held a position in Washington Mutual for some time. While the mortgage business has been an important catalyst for the company's growth, sub-prime loans are a smaller part of its lending portfolio. Losses related to the sub-prime fallout may temporarily impact revenue and earnings, but we believe its long-term growth opportunities remain favorable given its strong branch banking system in the western United States. As the company manages its way through the downturn in the mortgage lending cycle, it continues to pay a healthy 6% dividend which adds to the Fund's total return.

Citigroup is one of the largest global banks. Its stock price has been depressed as the company dealt with regulatory problems and restructuring after years of aggressive acquisitions. To address these problems, the company streamlined its operations, divested non-performing or non-strategic operations and aggressively cut costs. With its strong balance sheet and global expertise in international financial services, we believe the company is well positioned grow its revenues and earnings. In addition, Citigroup also pays an attractive dividend rate which benefits the Fund.

The Fund also increased its holding in Tyco during 2007. While the company announced plans to split into three new entities, its stock price remained depressed. Investors reacted cautiously due to concerns about outstanding litigation issues, the diversity of business operations and skepticism as to whether they would get the necessary regulatory, creditor and shareholder approvals required to effect the transaction. We believed the company's intrinsic value was greater than its market value making it an attractive investment for the Fund.

What is your outlook for the equity markets in the remainder of the year?

As we stated earlier, global economic growth remains robust. We believe the U.S. economic outlook remains positive as well. While the disruption in the U.S. credit markets may create a temporary setback, we do not see signs of a significant slowdown or a pending recession in the U.S. economy. We remain vigilant to changing market and economic conditions. However, we believe the current market correction is a healthy pause in what has been a strong equity market over the past year.

It is often difficult to find a silver lining in the midst of turmoil in the equity and bond markets. Many companies have done a good job of managing their balance sheets by reducing debt and maintaining adequate credit lines to provide funding for strategic growth initiatives. The recent period of low interest rates and lax credit requirements favored private equity firms willing to pay a significant premium in making acquisitions. This made it difficult for companies to make strategic acquisitions at a fair value price. We believe higher interest rates and tighter credit terms will even the playing field for companies to make strategic acquisitions. Sometimes one investor's problem is another investor's opportunity.

We believe the correction will offer the opportunity to add to existing positions at favorable prices and will enable the Fund to consider other equity investments with attractive valuations. Our overall outlook remains positive and we believe the market will rebound over the next several months.

Portfolio Holdings as of 06/30/07 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	21.48%
2.	Energy	19.45%
3.	Financials	18.17%
4.	Health Care	10.61%
5.	Consumer Staples	10.22%
6.	Materials	7.85%
7.	Consumer Discretionary	6.14%
8.	Information Technology	6.08%

Pacific Advisors

  Multi-Cap Value Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expense Paid During Period 01/01/07 – 06/30/07
Multi-Cap Fund Class A
Actual	$1,000	$1,062.60	$14.42
Hypothetical (5% return before expense)	$1,000	$1,024.79	$14.16
Multi-Cap Fund Class C
Actual	$1,000	$1,058.60	$18.17
Hypothetical (5% return before expense)	$1,000	$1,024.79	$17.87

3  Expenses are equal to the Fund's annualized expense ratio of 2.82% for Class A shares and 3.56% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Fund

Seeks to achieve long-term capital appreciation. Invests in small company stocks with strong earnings growth potential using a value investment approach with a focus on companies whose market capitalization is below $500 million.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2007		For the fiscal year ended 12/31/06
Class A	19.84%	2.78%
Class C	19.33%	3.54%
Class I	19.87%	2.48%

For the six months ended June 30, 2007, the Fund's benchmark, the Russell 2000 Stock Index1, rose 6.45%.

Pacific Advisors Small Cap Fund (A) ranked as one of the top small cap value funds based on a one-year return as of June 30, 2007 according to Lipper.

LIPPER SMALL CAP VALUE CATEGORY

Rankings as of June 30, 2007 based on total return

Period	Return – Without Load	Return – With Load	Percentile	Rank
1 Year	34.11%	26.41%	2%	#4 out of 252 funds
3 Year	26.46%	23.99%	1%	#1 out of 213 funds
5 Year	27.23%	25.73%	1%	#1 out of 158 funds
10 Year	12.04%	11.38%	39%	#22 out of 57 funds

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Unless otherwise stated, returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Rankings do not take sales loads into account. Expense ratios shown are for the Fund's most recent fiscal year ended December 31, 2006. Please see the Financial Highlights contained in this report for more details.

Interview with Portfolio Manager

George A. Henning

How did the Fund continue to achieve superior performance?

The Fund's success stems from knowing each company's story; maintaining a disciplined investment strategy; and, most significantly, exercising patience. The Fund maintains a focused portfolio of approximately 35 holdings. This enables us to cultivate a thorough understanding of each position which has been critical to managing the portfolio, particularly during market pullbacks.

Superior performance has been achieved by maintaining a disciplined investment strategy, especially during periods of market volatility. While market pullbacks are unsettling, they often create valuable investment opportunities. The Fund's success is also the result of continuous prospecting for long-term value opportunities and the patience to allow each company to achieve market recognition.

1  The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

Pacific Advisors

  Small Cap Fund continued

What factors had the greatest impact on the Fund's investment strategy in the first half of the year?

The market continued to advance in the first quarter but at a modest rate. While corporate balance sheets remained strong, concerns about inflation, energy costs, and geopolitical conditions sent mixed signals to Wall Street. Economic and earnings reports in April and May were better than anticipated which helped the market gain momentum in the late spring.

The Fund was well positioned to benefit from the market rally in the second quarter given its significant weighting in the industrial manufacturing and services, energy production and services, consumer products and marine transportation sectors. Demand for products and services in these sectors remained robust as a result of strong global economic growth and continued expansion in the U.S. economy. Early in the year, the Fund added to its holdings in several stocks from these sectors based on the belief that their valuations were low in comparison to their growth potential.

We did not make any major changes to the Fund's portfolio in the first half of the year. A significant portion of the Fund's gains came from existing positions as reflected by the low annualized portfolio turnover rate of 14% through June 30th.

Which companies had the strongest performance in the first six months?

Darling International, Terra Industries and Mitchum Industries were some of the Fund's strongest performers. Darling and Terra were direct beneficiaries of the increasing demand for alternative fuels. Darling experienced strong growth on rising demand for recycled animal processing by-products and used cooking oil from restaurants. Terra produces nitrogen and methanol products used in fertilizer. The rising demand for ethanol has resulted in strong demand for its fertilizer products as the acreage allocated to growing corn has soared.

Mitchum, another energy services company, leases seismic equipment used to map potential oil exploration sites on land and offshore. The company has exclusive rights from the manufacturers to lease their seismic equipment and provides technical services which enhance the data collection process in oil and gas exploration. As a relatively small company, Mitchum has successfully developed an international presence with the ability to increase its leasing activity worldwide. Furthermore, the demand for equipment in the offshore market is particularly strong as a greater effort is being made to identify new drilling sites in deeper waters.

The Fund also benefited from overall strength in many of its holdings that profited from continued growth in demand for manufacturing, industrial and energy services, and consumer products. While acquisition activity has had a lesser impact on the Fund this year, US Xpress Enterprises did announce a management led buyout offer in late June. The buyout, at a 44% premium over the per share price at the time of the offer, may be completed in the fall.

What new positions were added to the Fund's in 2007?

Only two new positions have been added to the Fund since the beginning of the year. Early in the year, the Fund added a position in Hornbeck Offshore Services which provides technologically advanced offshore supply vessels to oil and gas exploration companies. In late 2006, the Fund sold its position in Maritrans when that marine transportation company announced it was being acquired. We had been following Hornbeck for some time as a part of our search for other suitable marine transportation companies. In January, the company lowered its fourth quarter earnings estimate by 15% due to increased maintenance costs and its stock immediately declined over 30%. We viewed this decline as a temporary correction and initiated an investment in the company. As it became clear that Hornbeck's operating outlook was bright, we became more aggressive in adding to this position. Hornbeck subsequently became one of the Fund's largest holdings and the Fund benefited as the stock's price rebounded during the second quarter.

The Fund also added a position in Furmanite which provides technical services to refineries, chemical plants and other energy services companies. Furmanite is a turnaround situation and complements the Fund's long-term position in Team Inc. which has similar business operations. Team Inc. has had outstanding growth in the U.S. markets with a lesser presence in Europe. Furmanite has a stronger presence in Europe as well as a growing presence in the U.S. We believe the energy services sector will remain strong and that these companies will benefit from on-going consolidation in this industry.

How have the financial companies in the Fund's portfolio been impacted by sub-prime lending problems?

The sub-prime loan crisis had an immediate impact on the share price of most financial institutions regardless of their exposure to the sub-prime lending market. For example, share prices dropped on two of the Fund's holdings, East West Bancorp and Nara Bank, despite the fact that neither bank engaged in sub-prime lending. Both banks reported good earnings in the second quarter and their outlook remains positive since their growth potential is not as reliant on the home mortgage market as compared to other banks. While it may be some time before financial stocks regain momentum, we viewed this pullback as a good opportunity to expand these positions at a significant discount.

What is the outlook for small cap stocks for the remainder of the year?

Small cap stocks continued to perform well this year. We believe that insightful stock selection based on individual company stories will continue to be the key to achieving performance in this "stock pickers" market. At this point in the current economic cycle, many small cap stocks remain undervalued based on their current growth rates and future growth potential.

Many companies have been more disciplined in managing their balance sheets during this period of moderate economic growth. In many cases, they have lowered debt ratios and increased their lending capacity which enables them to continue their strategic growth initiatives. Despite the recent problems in the credit markets, the overall U.S. economic outlook remains positive and is supported by strong global economic growth in excess of 5%. While it is inevitable that we will experience slower economic growth at some point, the longer-term trends remain favorable. At such time as the economy begins to slow, we anticipate that the Federal Reserve will lower interest rates to reinvigorate economic growth. Historically, smaller companies have been market leaders in a declining interest rate environment.

Where do you expect to find the best small cap opportunities in the coming months?

We believe the economy will continue to grow at a modest pace through the end of the year. While frustrating to investors, a moderate economic growth can be advantageous. It forces corporate management to be more fiscally disciplined and attentive to earnings. This kind of economic environment also minimizes the kind of market speculation which often accompanies rapid economic growth.

The Fund will remain focused on sectors with strong multi-year growth trends such as energy, manufacturing and related fields, transportation, healthcare and financials. We believe infrastructure spending will remain one of the more important international and domestic trends. Countries such as China, India and other Asian and Eastern European countries are continuing to build roads, buildings, power plants and communications systems necessary to support their economic growth. There is also a growing need within the U.S. to spend money on infrastructure for highways, power plants and municipal services to improve safety and support an expanding economy. These projects provide the potential to support economic growth for the next several years.

The Fund will continue to focus on identifying undervalued companies with strong fundamentals supported by growth models that are sustainable over several years. While we adapt the Fund's investment strategy to respond to short-term market fluctuations, the Fund will remain focused on finding investment opportunities that will benefit from the longer-term economic and market trends.

Pacific Advisors

  Small Cap Fund continued

Portfolio Holdings as of 06/30/07 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	26.84%
2.	Energy	24.50%
3.	Consumer Discretionary	12.99%
4.	Financials	9.51%
5.	Materials	7.88%
6.	Information Technology	7.04%
7.	Health Care	5.04%
8.	Telecommunication Services	3.51%
9.	Other Equities	2.69%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expense Paid During Period 01/01/07 – 06/30/07
Small Cap Class A
Actual	$1,000	$1,198.40	$12.92
Hypothetical (5% return before expense)	$1,000	$1,024.79	$11.90
Small Cap Class C
Actual	$1,000	$1,193.30	$16.97
Hypothetical (5% return before expense)	$1,000	$1,024.79	$15.66
Small Cap Class I
Actual	$1,000	$1,198.70	$11.50
Hypothetical (5% return before expense)	$1,000	$1,024.79	$10.59

3  Expenses are equal to the Fund's annualized expense ratio of 2.37% for Class A shares, 3.12% for Class C shares and 2.11% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

financial statements

Pacific Advisors Government Securities Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
INFORMATION TECHNOLOGY			2.73
SYSTEMS: SOFTWARE
4,000	MICROSOFT CORP.	117,880
		117,880	2.73
TELECOMMUNICATION SERVICES			1.77
INTG TELECOMM SRVCS
5,000	CITIZENS COMMUNICATIONS CO.	76,350
		76,350	1.77
UTILITIES			4.33
ELECTRIC UTILITIES
4,000	PPL CORP.	187,160
		187,160	4.33
TOTAL COMMON STOCK (Cost: $262,790)		381,390	8.83
US GOVT SECURITIES
US GOVERNMENT AGENCY			80.52
US GOVERNMENT AGENCY
50,000	FEDERAL HOME LN MTG CORP. 5.00% 12/15/17 STEP	49,261
25,000	FEDERAL HOME LN MTG CORP. 5.00% 01/17/12	24,541
500,000	FEDERAL HOME LN MTG CORP. 5.00% 12/23/11	490,945
50,000	FEDERAL HOME LN MTG CORP. 5.25% 02/18/14	48,815
100,000	FEDERAL HOME LN MTG CORP. 5.25% 04/25/12	98,630
100,000	FEDERAL HOME LN MTG CORP. 5.33% 09/03/13	98,135
65,000	FEDERAL HOME LN MTG CORP. 5.35% 01/27/15	63,443
45,000	FEDERAL HOME LN MTG CORP. 5.35% 02/05/15	43,900
100,000	FEDERAL HOME LN MTG CORP. 5.45% 08/09/13	98,544
50,000	FEDERAL HOME LN MTG CORP. 5.50% 12/30/14	49,042
150,000	FEDERAL HOME LN MTG CORP. 6.125% 12/01/15	149,224
70,000	FEDERAL HOME LOAN BANK 4.30% 05/05/09	68,889
37,500	FEDERAL HOME LOAN BANK 4.55% 05/26/09	37,044
100,000	FEDERAL HOME LOAN BANK 5.23% 09/01/11	98,928
44,912	FEDERAL HOME LOAN BANK 5.24% 12/17/12	44,163
550,909	FEDERAL HOME LOAN BANK 5.35% 12/24/12	543,354
115,000	FEDERAL HOME LOAN BANK 5.35% 05/09/12	113,603
100,000	FEDERAL HOME LOAN BANK 5.50% 12/08/09	99,853
100,000	FEDERAL HOME LOAN BANK 6.25% 10/27/15	99,888
200,000	FEDERAL NATL MTG ASSOC. 5.25% 12/26/12	196,721
535,000	FEDERAL NATL MTG ASSOC. 5.25% 01/28/13	526,000
50,000	FEDERAL NATL MTG ASSOC. 5.25% 01/28/13	49,141
48,000	FEDERAL NATL MTG ASSOC. 5.375% 08/23/12	47,424
30,000	FEDERAL NATL MTG ASSOC. 5.625% 02/28/12	29,925

See Accompanying Notes to Financial Statements

Pacific Advisors Government Securities Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
US GOVT SECURITIES continued
112,000	FEDERAL NATL MTG ASSOC. 5.75% 11/07/17	109,788
100,000	FEDERAL NATL MTG ASSOC. 6.125% 03/21/16	99,400
100,000	FEDERAL NATL MTG ASSOC. 6.125% 08/28/14	99,635
		3,478,236	80.52
TOTAL US GOVT SECURITIES (Cost: $3,526,404)		3,478,236	80.52
PREFERRED STOCK
FINANCIAL			4.74
DIVERSIFIED BANKS
4,000	BARCLAYS BANK 6.625% PFD	102,200
		102,200	2.37
LIFE/HEALTH INSUR
4,000	METLIFE INC. 6.50% PFD	102,360
		102,360	2.37
TELECOMMUNICATION SERVICES			2.28
INTG TELECOMM SRVCS
4,000	AT&T INC. 6.375% PFD	98,520
		98,520	2.28
TOTAL PREFERRED STOCK (Cost: $300,000)		303,080	7.02
SHORT TERM INVESTMENTS
MONEY MARKET			2.96
127,785	UMB MONEY MARKET FIDUCIARY	127,785
		127,785	2.96
TOTAL SHORT TERM INVESTMENTS (Cost: $127,785)		127,785	2.96
TOTAL INVESTMENTS (Cost: $4,216,979)		4,290,491	99.33
OTHER ASSETS LESS LIABILITIES		28,909	0.67
TOTAL NET ASSETS		4,319,400	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			0.90
DISTRIBUTORS
1,000	GENUINE PARTS CO.	49,600
		49,600	0.50
HOME IMPROVEMENT
1,000	HOME DEPOT, INC.	39,350
		39,350	0.40
CONSUMER STAPLES			1.95
HOUSEHOLD PRODUCTS
2,000	PROCTER & GAMBLE CO.	122,380
		122,380	1.24
PACKAGED FOODS/MEATS
1,000	ALTRIA GROUP INC.	70,140
		70,140	0.71
ENERGY			5.93
INTEGRATED OIL & GAS
1,000	BRITISH PETROLEUM PLC ADR	72,140
1,000	CONOCOPHILLIPS	78,500
3,000	MARATHON OIL CORP.	179,880
1,000	OCCIDENTAL PETROLEUM	57,880
		388,400	3.93
OIL & GAS DRILLING
1,000	ULTRA PETROLEUM*	55,240
		55,240	0.56
OIL & GAS EXPLR/PROD
1,000	APACHE CORP.	81,590
1,000	XTO ENERGY INC.	60,100
		141,690	1.44
FINANCIAL			7.57
DIVERSIFIED BANKS
4,000	BANK OF AMERICA CORP.	195,560
2,000	WACHOVIA CORP.	102,500
		298,060	3.02
MULTI LINE INSURANCE
2,000	AMERICAN INT'L GROUP INC.	140,060
		140,060	1.42

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
PROPERTY & CAS INSUR
1,000	CHUBB CORP.	54,140
		54,140	0.55
REGIONAL BANKS
1,000	WILMINGTON TRUST CO.	41,510
		41,510	0.42
THRIFTS & MTG FINANCE
5,000	WASHINGTON MUTUAL INC.	213,200
		213,200	2.16
HEALTH CARE			4.23
PHARMACEUTICALS
2,000	GLAXOSMITHKLINE PLC	104,731
3,000	JOHNSON & JOHNSON	184,860
5,000	PFIZER INC.	127,850
		417,441	4.23
INDUSTRIALS			3.85
AEROSPACE & DEFENSE
2,000	HONEYWELL INTERNATIONAL INC.	112,560
		112,560	1.14
INDUSTRIAL CONGLOMER
7,000	GENERAL ELECTRIC CO.	267,960
		267,960	2.71
INFORMATION TECHNOLOGY			1.49
SYSTEMS: SOFTWARE
5,000	MICROSOFT CORP.	147,350
		147,350	1.49
MATERIALS			0.51
DIVERSIFIED CHEMICAL
1,000	DU PONT E I DE NEMOURS & CO.	50,840
		50,840	0.51
TELECOMMUNICATION SERVICES			1.97
INTG TELECOMM SRVCS
1,000	AT&T, INC	41,500
10,000	CITIZENS COMMUNICATIONS CO.	152,700
		194,200	1.97

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
UTILITIES			1.95
MULTI UTILITIES/POWR
1,000	DOMINION RESOURCES	86,310
1,000	DUKE ENERGY CORP.	18,300
1,000	PUBLIC SERVICE ENTERPRISE GROUP INC.	87,780
		192,390	1.95
TOTAL COMMON STOCK (Cost: $2,491,011)		2,996,511	30.35
CORPORATE BOND
CONSUMER DISCRETIONARY			7.57
BROADCAST & CABLE TV
419,000	LIBERTY MEDIA CORP. 7.75% 07/15/09	433,560
		433,560	4.39
GENL MERCHANDISE STR
281,000	DAYTON HUDSON CO. 8.60% 01/15/12	314,001
		314,001	3.18
CONSUMER STAPLES			2.35
BREWERS
225,000	ANHEUSER-BUSCH 7.125% 07/01/17	231,809
		231,809	2.35
ENERGY			4.80
INTEGRATED OIL & GAS
143,000	ATLANTIC RICHFIELD 8.50% 04/01/12	160,918
125,000	ENRON OIL & GAS 6.50% 12/01/07	125,592
170,000	TEXACO CAPITAL 8.625% 06/30/10	187,631
		474,141	4.80
FINANCIAL			12.51
CONSUMER FINANCE
200,000	GMAC 6.125% 08/28/07	200,136
100,000	HOUSEHOLD FINANCE 3.82% 09/10/09 FLOAT	94,074
107,000	SLM CORP. 4.38% 03/15/09 FLOAT	100,755
99,000	SLM CORP. 4.53% 03/15/09 FLOAT	93,455
		488,420	4.94
DIVERSIFIED BANKS
100,000	DEUTSCHE BANK 5.75% 02/15/12	99,494
		99,494	1.01

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
INVESTMENT BANK/BRKG
75,000	LEHMAN BROTHER 3.69% 09/28/07 FLOAT	74,680
112,000	MERRILL LYNCH 3.85% 04/15/08 FLOAT	109,830
		184,510	1.87
SPECIALIZED FINANCE
371,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	410,000
50,000	GENERAL ELECTRIC CAP 8.875% 05/15/09	52,913
		462,913	4.69
MATERIALS			1.01
DIVERSIFIED CHEMICAL
100,000	DOW CHEMICAL 5.00% 11/15/07	99,754
		99,754	1.01
TELECOMMUNICATION SERVICES			5.81
INTG TELECOMM SRVCS
100,000	ALLTEL CORP. 7.00% 03/15/16	87,632
381,073	BELLSOUTH TELECOMMUN 6.30% 12/15/15	385,750
100,000	GTE CALIFORNIA INC. 5.50% 01/15/09	99,998
		573,380	5.81
UTILITIES			7.88
ELECTRIC UTILITIES
255,000	COMMONWEALTH EDISON 8.00% 05/15/08	259,210
232,000	SOUTH CAROLINA ELEC 6.70% 02/01/11	240,146
		499,356	5.06
GAS UTILITIES
150,000	PIEDMONT NATURAL GAS 7.80% 09/29/10	159,059
		159,059	1.61
MULTI UTILITIES/POWR
119,000	POTOMAC ELEC. POWER 5.875% 10/15/08	119,474
		119,474	1.21
TOTAL CORPORATE BOND (Cost: $4,192,032)		4,139,871	41.93
US GOVT SECURITIES
US GOVERNMENT AGENCY			19.53
US GOVERNMENT AGENCY
33,000	FEDERAL HOME LN MTG CORP. 5.125% 03/10/14	32,088
100,000	FEDERAL HOME LN MTG CORP. 5.80% 10/20/2015	98,663
100,000	FEDERAL HOME LN MTG CORP. 6.00% 04/11/22	97,430
50,000	FEDERAL HOME LN MTG CORP. 6.125% 12/01/15	49,741

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
US GOVT SECURITIES continued
160,000	FEDERAL HOME LOAN BANK 5.00% 10/28/11 STEP	159,841
100,000	FEDERAL HOME LOAN BANK 5.25% 06/15/09	99,730
100,000	FEDERAL HOME LOAN BANK 5.25% 10/27/10	99,245
50,000	FEDERAL HOME LOAN BANK 5.375% 09/07/12	49,429
100,000	FEDERAL HOME LOAN BANK 5.50% 09/07/10	99,968
100,000	FEDERAL HOME LOAN BANK 5.50% 12/07/09	99,896
100,000	FEDERAL HOME LOAN BANK 6.00% 06/15/17	99,394
50,000	FEDERAL HOME LOAN BANK 6.00% 04/21/20	49,135
100,000	FEDERAL HOME LOAN BANK 6.25% 10/27/15	99,888
100,000	FEDERAL NATL MTG ASSOC. 5.50% 11/17/14	98,220
50,000	FEDERAL NATL MTG ASSOC. 5.50% 08/03/16 STEP	49,595
100,000	FEDERAL NATL MTG ASSOC. 6.00% 09/25/14	99,415
250,000	FEDERAL NATL MTG ASSOC. 6.125% 08/28/14	249,088
100,000	FEDERAL NATL MTG ASSOC. 6.25% 01/25/21	98,899
100,000	FEDERAL NATL MTG ASSOC. 6.25% 03/22/17	99,727
100,000	FEDERAL NATL MTG ASSOC. 6.55% 08/23/21	99,582
		1,928,974	19.53
TOTAL US GOVT SECURITIES (Cost: $1,941,721)		1,928,974	19.53
PREFERRED STOCK
FINANCIAL			5.11
DIVERSIFIED BANKS
2,000	BAC TRUST VIII 6.00% PFD	46,140
2,000	BARCLAYS BK 6.625% PFD	51,100
5,000	HSBC HOLDINGS PLC 6.20% PFD A	119,250
		216,490	2.19
INVESTMENT BANK/BRKG
2,000	MERRILL LYNCH 6.375% PFD	50,900
2,000	MERRILL LYNCH 6.45% PFD	48,900
		99,800	1.01
LIFE/HEALTH INSUR
3,000	METLIFE INC. 6.50% PFD	76,770
2,500	PHOENIX COMPANIES INC. 7.45% PFD	62,425
		139,195	1.41
THRIFTS & MTG FINANCE
2,000	COUNTRYWIDE CAPITAL 7.00% PFD	49,240
		49,240	0.50
TELECOMMUNICATION SERVICES			0.50
INTG TELECOMM SRVCS
2,000	AT&T INC. 6.375% PFD	49,260
		49,260	0.50

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
PREFERRED STOCK continued
UTILITIES			0.50
ELECTRIC UTILITIES
2,000	FPL GROUP CAPITAL 6.60% PFD A	49,760
		49,760	0.50
TOTAL PREFERRED STOCK (Cost: $612,560)		603,745	6.11
SHORT TERM INVESTMENTS
MONEY MARKET			1.16
114,850	UMB MONEY MARKET FIDUCIARY	114,850
		114,850	1.16
TOTAL SHORT TERM INVESTMENTS (Cost: $114,850)		114,850	1.16
TOTAL INVESTMENTS (Cost: $9,352,174)		9,783,951	99.08
OTHER ASSETS LESS LIABILITIES		91,312	0.92
TOTAL NET ASSETS		9,875,263	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			4.05
BROADCAST & CABLE TV
7,200	LIBERTY GLOBAL INC A*	295,488
11,250	LIBERTY MEDIA INTERACTIVE CORP. A*	251,213
		546,701	1.26
MOVIES/ENTERTAINMENT
10,000	CBS CORP. B	333,200
18,000	TIME WARNER INC.	378,720
3,750	VIACOM INC. B*	156,112
10,000	WALT DISNEY CO.	341,400
		1,209,432	2.79
CONSUMER STAPLES			4.11
HOUSEHOLD PRODUCTS
10,000	PROCTER & GAMBLE CO.	611,900
		611,900	1.41
SOFT DRINKS
10,000	CADBURY SCHWEPPES PLC ADR	543,000
12,000	COCA-COLA CO.	627,720
		1,170,720	2.70
ENERGY			12.79
INTEGRATED OIL & GAS
6,000	BRITISH PETROLEUM PLC ADR	432,840
8,000	CONOCOPHILLIPS	628,000
		1,060,840	2.45
OIL & GAS EQUIP/SERV
12,000	CAMERON INTERNATIONAL*	857,640
8,000	GRANT PRIDECO INC.*	430,640
5,000	HALLIBURTON	172,500
		1,460,780	3.37
OIL & GAS EXPLR/PROD
15,000	DEVON ENERGY CORP.	1,174,350
7,500	SUNCOR ENERGY INC.	674,400
		1,848,750	4.26
OIL & GAS REF/MKT/TRAN
8,750	SPECTRA ENERGY CORP.	227,150
30,000	WILLIAMS COMPANIES INC.	948,600
		1,175,750	2.71

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
FINANCIAL			13.37
CONSUMER FINANCE
10,000	AMERICAN EXPRESS CO.	611,800
		611,800	1.41
DIVERSIFIED BANKS
35,000	BANCO LATINAMERICANO DE EXPORTACIONES	658,000
		658,000	1.52
DIVERSIFIED FINANCL
10,000	CITIGROUP INC.	512,900
		512,900	1.18
LIFE/HEALTH INSUR
7,500	METLIFE, INC.	483,600
		483,600	1.11
MULTI LINE INSURANCE
5	BERKSHIRE HATHAWAY INC. - CL A*	547,375
1,000	WHITE MOUNTAIN INSURANCE	606,020
		1,153,395	2.66
PROPERTY & CAS INSUR
10,000	CHUBB CORP.	541,400
		541,400	1.25
SPECIALIZED FINANCE
10,000	MOODYS CORP.	622,000
		622,000	1.43
THRIFTS & MTG FINANCE
6,000	FEDERAL HOME LN MTG CORP.	364,200
20,000	WASHINGTON MUTUAL INC.	852,800
		1,217,000	2.81
HEALTH CARE			6.23
HEALTH CARE EQUIP
12,000	PERKINELMER	312,720
		312,720	0.72
PHARMACEUTICALS
15,000	BRISTOL-MYERS SQUIBB CO.	473,400
7,500	JOHNSON & JOHNSON	462,150
15,000	MYLAN LABORATORIES INC.	272,850
3,000	PAR PHARMACEUTICAL INC.*	84,690
25,000	PFIZER INC.	639,250
8,000	WYETH	458,720
		2,391,060	5.51

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			9.88
AEROSPACE & DEFENSE
7,500	BOEING CO.	721,200
15,000	CUBIC CORP.	452,700
		1,173,900	2.71
AIR FREIGHT/SHIPPING
5,000	UNITED PARCEL SERVICE INC.	365,000
		365,000	0.84
COMMERCIAL PRINTING
5,000	R H DONNELLEY CORP*	378,900
		378,900	0.87
CONSTRUCTION & MACH
10,000	INGERSOLL-RAND COMPANY LTD A	548,200
		548,200	1.27
DIVERSIFIED COML SRV
15,000	GATX CORP.	738,750
		738,750	1.70
INDUSTRIAL CONGLOMER
15,000	GENERAL ELECTRIC CO.	574,200
15,000	TYCO INTERNATIONAL LTD.	506,850
		1,081,050	2.49
INFORMATION TECHNOLOGY			5.32
COMMUNICATIONS EQUIP
30,000	NOKIA CORP - ADR A	843,300
		843,300	1.94
COMPUTER STORAGE/PER
10,000	SANDISK CORP.*	489,400
		489,400	1.13
DATA PROCESSING SRV
8,000	AUTOMATIC DATA PROCESSING INC.	387,760
		387,760	0.89
SYSTEMS: SOFTWARE
20,000	MICROSOFT CORP.	589,400
		589,400	1.36

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
MATERIALS			4.90
DIVERSIFD METAL/MNG
4,000	RIO TINTO PLC	1,224,480
		1,224,480	2.82
STEEL
16,000	RELIANCE STEEL & ALUMINUM CO.	900,160
		900,160	2.08
UTILITIES			1.50
ELECTRIC UTILITIES
7,000	ALLETE INC.	329,350
		329,350	0.76
MULTI UTILITIES/POWR
17,500	DUKE ENERGY CORP.	320,250
		320,250	0.74
TOTAL COMMON STOCK (Cost: $15,514,338)		26,958,648	62.15
CORPORATE BOND
CONSUMER DISCRETIONARY			1.05
AUTO PARTS & EQUIP
100,000	BORG WARNER 8.00% 10/01/19	112,242
		112,242	0.26
GENL MERCHANDISE STR
178,000	DAYTON HUDSON CO. 8.60% 01/15/12	198,905
		198,905	0.46
HOME FURNISHINGS
143,000	WHIRLPOOL CORP 9.10% 02/01/08	145,598
		145,598	0.33
CONSUMER STAPLES			1.52
DISTILLERS & VINTNER
310,000	SEAGRAMS & SONS 7.00% 04/15/08	313,811
		313,811	0.72
FOOD: RETAIL
345,000	SAFEWAY INC. 7.00% 09/15/07	345,828
		345,828	0.80
ENERGY			6.46
INTEGRATED OIL & GAS
501,000	ATLANTIC RICHFIELD 9.125% 03/01/11	562,918
600,000	ENRON OIL & GAS 6.50% 12/01/07	602,842
245,000	PHILLIPS PETE 7.125% 03/15/28	248,419
		1,414,179	3.26

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
OIL & GAS EXPLR/PROD
255,000	BURLINGTON RESOURCES 6.40% 08/15/11	263,229
100,000	COOPER INDUSTRIES 5.25% 07/01/07	100,000
190,000	DEVON ENERGY 10.125% 11/15/09	207,918
		571,147	1.32
OIL&GAS REF/MKT/TRAN
253,000	KINDER MORGAN 6.50% 09/01/13	251,907
296,000	PREMCOR REFINING 7.50% 06/15/15	305,183
250,000	SPECTRA ENERGY 7.50% 10/01/09	259,902
		816,992	1.88
FINANCIAL			8.51
CONSUMER FINANCE
60,000	GMAC 5.20% 04/15/08	59,034
209,000	GMAC 8.875% 06/01/10	216,986
185,000	GMAC 4.375% 12/10/07	183,666
258,000	HOUSEHOLD FINANCE CO. 3.54% 03/10/09 FLOAT	244,610
115,000	HOUSEHOLD FINANCE CO. 3.82% 01/10/09 FLOAT	110,379
100,000	HOUSEHOLD FINANCE CO. 3.82% 04/10/09 FLOAT	95,508
250,000	HOUSEHOLD FINANCE 6.375% 11/27/12	256,668
100,000	SLM CORP. 4.88% 06/15/09 FLOAT	94,258
100,000	SLM CORP. 4.93% 09/15/09 FLOAT	93,670
		1,354,779	3.12
DIVERSIFIED BANKS
490,000	BANK OF AMERICA 6.50% 03/15/08	493,373
		493,373	1.14
INVESTMENT BANK/BRKG
100,000	MERRILL LYNCH 3.85% 04/15/08 FLOAT	98,063
200,000	MERRILL LYNCH 3.939% 03/02/09 FLOAT	191,552
		289,615	0.67
LIFE/HEALTH INSUR
125,000	JOHN HANCOCK LIFE 4.42% 04/15/09 FLOAT	120,694
325,000	TRANSAMERICA CORP. 9.375% 03/01/08	331,016
		451,710	1.04
SPECIALIZED FINANCE
311,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	343,692
250,000	INT'L LEASE FINANCE 5.679% 07/11/11 FLOAT	251,333
505,000	NATIONAL RURAL UTIL 5.70% 01/15/10	508,253
		1,103,278	2.54

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
INDUSTRIALS			0.73
AEROSPACE & DEFENSE
300,000	LOCKHEED MARTIN 8.2% 12/01/09	317,075
		317,075	0.73
INFORMATION TECHNOLOGY			0.25
COMPUTER HARDWARE
100,000	DIGITAL EQUIPMENT 7.75% 04/01/23	106,372
		106,372	0.25
MATERIALS			0.58
ALUMINUM
250,000	ALCOA 6.00% 01/15/12	250,582
		250,582	0.58
TELECOMMUNICATION SERVICES			5.13
INTG TELECOMM SRVCS
750,000	ALLTEL CORP. 7.00% 03/15/16	657,236
1,313,000	GTE SOUTH INC. 6.00% 02/15/08	1,316,410
250,000	NEXTEL COMMUNICATION 7.375% 08/01/15	249,893
		2,223,539	5.13
UTILITIES			3.41
ELECTRIC UTILITIES
240,000	CAROLINA POWER&LIGHT 6.80% 08/15/07	240,282
		240,282	0.55
MULTI UTILITIES/POWR
125,000	BALTIMORE G&E 6.625% 03/15/08	125,822
200,000	FLORIDA POWER & LIGHT 6.00% 06/01/08	200,964
250,000	NORTHWESTERN CORP 7.00% 08/15/23	251,250
220,000	PACIFICORP 6.375% 05/15/08	221,373
240,000	POTOMAC ELEC. POWER 5.875% 10/15/08	240,955
150,000	POTOMAC ELEC. POWER 6.25% 10/15/07	150,239
46,359	RELIANT ENERGY MID ATL 9.237% 07/02/17	50,995
		1,241,598	2.86
TOTAL CORPORATE BOND (Cost: $12,157,170)		11,990,905	27.64
US GOVT SECURITIES
US GOVERNMENT AGENCY			8.62
US GOVERNMENT AGENCY
100,000	FEDERAL HOME LN MTG CORP. 6.00% 04/10/14	99,535
200,000	FEDERAL HOME LN MTG CORP. 6.00% 02/08/17	197,813
175,000	FEDERAL HOME LN MTG CORP. 6.125% 12/01/15	174,095

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
US GOVT SECURITIES continued
165,000	FEDERAL HOME LOAN BANK 5.00% 11/16/11 STEP	164,705
200,000	FEDERAL HOME LOAN BANK 5.50% 06/05/09	200,081
450,000	FEDERAL HOME LOAN BANK 5.51% 01/23/12	447,377
200,000	FEDERAL HOME LOAN BANK 5.625% 03/01/12	199,149
265,000	FEDERAL HOME LOAN BANK 5.70% 03/09/12	264,119
200,000	FEDERAL HOME LOAN BANK 6.00% 06/18/12	200,009
200,000	FEDERAL HOME LOAN BANK 6.00% 08/08/11	200,041
150,000	FEDERAL HOME LOAN BANK 6.00% 12/21/16	148,590
250,000	FEDERAL HOME LOAN BANK 6.05% 08/02/13	249,984
100,000	FEDERAL NATL MTG ASSOC. 5.00% 09/30/09 STEP	99,940
200,000	FEDERAL NATL MTG ASSOC. 6.00% 09/25/14	198,830
100,000	FEDERAL NATL MTG ASSOC. 6.00% 06/17/19 STEP	99,713
300,000	FEDERAL NATL MTG ASSOC. 6.00% 01/10/17	296,924
250,000	FEDERAL NATL MTG ASSOC. 6.25% 08/15/16	249,660
250,000	FEDERAL NATL MTG ASSOC. 6.50% 07/26/16	250,177
		3,740,742	8.62
TOTAL US GOVT SECURITIES (Cost: $3,754,392)		3,740,742	8.62
PREFERRED STOCK
FINANCIAL			0.57
MULTI LINE INSURANCE
5,000	AIG 6.45% PFD	123,500
5,000	ING GROEP NV 6.375% PFD	124,000
		247,500	0.57
TELECOMMUNICATION SERVICES			0.57
INTG TELECOMM SRVCS
10,000	AT&T INC. 6.375% PFD	246,300
		246,300	0.57
TOTAL PREFERRED STOCK (Cost: $499,938)		493,800	1.14
SHORT TERM INVESTMENTS
MONEY MARKET			0.06
24,402	UMB MONEY MARKET FIDUCIARY	24,402
		24,402	0.06
TOTAL SHORT TERM INVESTMENTS (Cost: $24,402)		24,402	0.06
TOTAL INVESTMENTS (Cost: $31,950,240)		43,208,497	99.61
OTHER ASSETS LESS LIABILITIES		168,680	0.39
TOTAL NET ASSETS		43,377,177	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			0.44
HOME IMPROVEMENT
500	HOME DEPOT, INC.	19,675
		19,675	0.44
CONSUMER STAPLES			2.83
PERSONAL PRODUCTS
2,000	CHATTEM INC.*	126,760
		126,760	2.83
ENERGY			29.40
INTEGRATED OIL & GAS
1,000	BRITISH PETROLEUM PLC ADR	72,140
1,500	CONOCOPHILLIPS	117,750
3,500	MARATHON OIL CORP.	209,860
1,000	OCCIDENTAL PETROLEUM	57,880
		457,630	10.23
OIL & GAS DRILLING
1,000	ULTRA PETROLEUM*	55,240
		55,240	1.23
OIL & GAS EQUIP/SERV
1,500	CARBO CERAMICS INC.	65,715
1,000	FMC TECHNOLOGIES*	79,220
3,000	HORNBECK OFFSHORE SERVICES, INC.*	116,280
5,000	MITCHAM INDUSTRIES INC.*	95,450
		356,665	7.97
OIL & GAS EXPLR/PROD
2,000	APACHE CORP.	163,180
2,000	CHESAPEAKE ENERGY CORP.	69,200
1,000	XTO ENERGY INC.	60,100
		292,480	6.54
OIL&GAS REF/MKT/TRAN
4,000	KIRBY CORP.*	153,560
		153,560	3.43
FINANCIAL			4.62
DIVERSIFIED BANKS
1,000	WACHOVIA CORP.	51,250
		51,250	1.14
REGIONAL BANKS
4,000	EAST WEST BANCORP, INC.	155,520
		155,520	3.48

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			25.73
HEALTH CARE EQUIP
500	BECTON DICKINSON & CO.	37,250
3,000	ST. JUDE MEDICAL INC.*	124,470
2,000	ZIMMER HOLDINGS INC.*	169,780
		331,500	7.41
HEALTH CARE SERVICES
2,000	QUEST DIAGNOSTICS, INC.	103,300
		103,300	2.31
MANAGED HEALTH CARE
5,000	AMERICA SERVICES GROUP*	84,600
3,000	UNITEDHEALTH GROUP INC.	153,420
2,750	WELLPOINT*	219,533
		457,553	10.23
PHARMACEUTICALS
2,000	GLAXOSMITHKLINE PLC	104,740
2,000	JOHNSON & JOHNSON	123,240
1,200	PFIZER INC.	30,684
		258,664	5.78
INDUSTRIALS			10.89
AEROSPACE & DEFENSE
1,000	BOEING CO.	96,160
1,000	HONEYWELL INTERNATIONAL INC.	56,280
		152,440	3.41
CONSTRUCTION & MACH
3,000	CHICAGO BRIDGE & IRON CO. NV	113,220
		113,220	2.53
INDUSTRIAL CONGLOMER
4,000	GENERAL ELECTRIC CO.	153,120
		153,120	3.42
INDUSTRIAL MACHINERY
1,000	ITT CORP.	68,280
		68,280	1.53
INFORMATION TECHNOLOGY			8.34
COMMUNICATIONS EQUIP
2,500	CISCO SYSTEMS INC.*	69,625
1,500	QUALCOMM INC.	65,085
		134,710	3.01

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
ELECTRONIC EQ MANUF
2,000	ITRON INC.*	155,880
		155,880	3.48
SEMICONDUCTORS
1,000	INTEL CORP.	23,760
		23,760	0.53
SYSTEMS: SOFTWARE
2,000	MICROSOFT CORP.	58,940
		58,940	1.32
MATERIALS			6.69
FOREST PRODUCTS
1,000	LOUISIANA PACIFIC CORP.	18,920
		18,920	0.42
SPECIALTY CHEMICALS
3,000	LYONDELL CHEMICAL CO.	111,360
		111,360	2.49
STEEL
5,000	COMMERCIAL METALS CO.	168,850
		168,850	3.78
TELECOMMUNICATION SERVICES			1.71
INTG TELECOMM SRVCS
5,000	CITIZENS COMMUNICATIONS CO.	76,350
		76,350	1.71
TOTAL COMMON STOCK (Cost: $3,066,153)		4,055,627	90.65
SHORT TERM INVESTMENTS
MONEY MARKET			9.62
430,544	UMB MONEY MARKET FIDUCIARY	430,543
		430,543	9.62
TOTAL SHORT TERM INVESTMENTS (Cost: $430,543)		430,543	9.62
TOTAL INVESTMENTS (Cost: $3,496,696)		4,486,170	100.27
OTHER ASSETS LESS LIABILITIES		(12,042)	(0.27)
TOTAL NET ASSETS		4,474,128	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			6.27
FOOTWEAR
18,000	K-SWISS INC.	509,940
		509,940	3.32
HOME IMPROVEMENT
11,500	HOME DEPOT, INC.	452,525
		452,525	2.95
CONSUMER STAPLES			10.44
AGRICULTURAL PRODUCT
15,200	ARCHER-DANIELS- MIDLAND CO.	502,968
		502,968	3.28
HOUSEHOLD PRODUCTS
13,000	ALBERTO CULVER CO.	308,360
		308,360	2.01
HYPERMKTS/SUPER CTRS
9,400	WAL-MART STORES INC.	452,234
		452,234	2.95
PERSONAL PRODUCTS
37,500	SALLY BEAUTY HOLDINGS*	337,500
		337,500	2.20
ENERGY			19.88
INTEGRATED OIL & GAS
6,000	CHEVRON CORP.	505,440
8,600	MARATHON OIL CORP.	515,656
		1,021,096	6.66
OIL & GAS EQUIP/SERV
25,000	INPUT OUTPUT INC.*	390,250
27,000	MITCHAM INDUSTRIES INC.*	515,430
3,000	TIDEWATER CORP.	212,640
		1,118,320	7.29
OIL & GAS EXPLR/PROD
5,500	APACHE CORP.	448,745
13,300	CHESAPEAKE ENERGY CORP.	460,180
		908,925	5.93
FINANCIAL			18.56
DIVERSIFIED BANKS
14,000	CITIGROUP INC.	718,060
		718,060	4.68

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INVESTMENT BANK/BRKG
2,100	GOLDMAN SACHS GROUP INC.	455,175
		455,175	2.97
MULTI LINE INSURANCE
7,600	AMERICAN INT'L GROUP INC.	532,228
		532,228	3.47
SPECIALIZED FINANCE
20,000	WESTERN UNION CO.	416,600
		416,600	2.72
THRIFTS&MTG FINANCE
17,000	WASHINGTON MUTUAL INC.	724,880
		724,880	4.72
HEALTH CARE			10.84
HEALTH CARE EQUIP
23,000	BOSTON SCIENTIFIC CORP.*	352,820
		352,820	2.30
MANAGED HEALTH CARE
9,800	UNITEDHEALTH GROUP INC.	501,172
		501,172	3.27
PHARMACEUTICALS
7,200	GLAXOSMITHKLINE PLC	377,032
7,000	JOHNSON & JOHNSON	431,340
		808,372	5.27
INDUSTRIALS			21.95
AEROSPACE & DEFENSE
10,100	HONEYWELL INTERNATIONAL INC.	568,428
		568,428	3.71
ELECTRICAL COMPON/EQ
29,500	SAIC INC.*	533,065
		533,065	3.47
INDUSTRIAL CONGLOMER
6,000	3M CO.	520,740
7,000	LUFKIN INDUSTRIES INC.	451,850
20,500	TYCO INTERNATIONAL LTD.	692,695
		1,665,285	10.86

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIAL MACHINERY
10,000	GRACO INC.	402,800
		402,800	2.63
RAILROADS & TRUCKING
6,600	GENESEE & WYOMING*	196,944
		196,944	1.28
INFORMATION TECHNOLOGY			6.21
SEMICONDUCTORS
22,000	INTEL CORP.	522,720
		522,720	3.41
SYSTEMS: SOFTWARE
14,600	MICROSOFT CORP.	430,262
		430,262	2.80
MATERIALS			8.02
DIVERSIFD METAL/MNG
8,000	ARCH COAL INC.	278,400
		278,400	1.82
SPECIALTY CHEMICALS
16,000	H.B. FULLER	478,240
		478,240	3.12
STEEL
14,000	COMMERCIAL METALS CO.	472,780
		472,780	3.08
TOTAL COMMON STOCK (Cost: $13,515,378)		15,670,099	102.17
TOTAL INVESTMENTS (Cost: $13,515,378)		15,670,099	102.17
OTHER ASSETS LESS LIABILITIES		(332,156)	(2.17)
TOTAL NET ASSETS		15,337,943	100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			13.41
APPAREL - RETAIL
145,000	ASHWORTH, INC.*	1,015,000
		1,015,000	0.71
AUTO PARTS & EQUIP
276,200	AMERIGON INC.*	4,968,838
300,000	NOBLE INTERNATIONAL LTD.	6,132,000
		11,100,838	7.73
HOME FURNISHINGS
130,000	CRAFTMADE INTERNATIONAL INC.	2,224,300
		2,224,300	1.55
SPECIALTY STORES
172,000	CONNS INC.*	4,912,320
		4,912,320	3.42
CONSUMER STAPLES			2.78
PERSONAL PRODUCTS
63,000	CHATTEM INC.*	3,992,940
		3,992,940	2.78
ENERGY			25.29
OIL & GAS DRILLING
455,000	INFINITY ENERGY RESOURCES INC*	1,405,950
286,000	TOREADOR RESOURCES CORP.*	4,290,000
		5,695,950	3.97
OIL & GAS EQUIP/SERV
135,000	MATRIX SERVICE CO.*	3,354,750
362,000	MITCHAM INDUSTRIES INC.*	6,910,580
		10,265,330	7.15
OIL & GAS EXPLR/PROD
65,000	CHESAPEAKE ENERGY CORP.	2,249,000
70,000	DENBURY RESOURCES INC.*	2,625,000
260,000	QUEST RESOURCE CORP.*	3,036,800
		7,910,800	5.51
OIL & GAS REF/MKT/TRAN
180,000	HORNBECK OFFSHORE SERVICES, INC.*	6,976,800
142,000	KIRBY CORP.*	5,451,380
		12,428,180	8.66

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
FINANCIAL			9.82
REGIONAL BANKS
88,000	EAST WEST BANCORP, INC.	3,421,440
270,000	NARA BANCORP INC.	4,301,100
		7,722,540	5.38
SPECIALIZED FINANCE
322,000	EZCORP INC. A*	4,263,280
90,000	FIRST CASH FINANCIAL SERVICES, INC.*	2,109,600
		6,372,880	4.44
HEALTH CARE			5.20
MANAGED HEALTH CARE
352,000	AMERICA SERVICES GROUP*	5,955,840
360,000	UNITED AMERICAN HEALTHCARE CORP.*	1,504,800
		7,460,640	5.20
INDUSTRIALS			27.72
BUILDING PRODUCTS
115,000	APOGEE ENTERPRISES INC.	3,199,300
		3,199,300	2.23
DIVERSIFIED COML SRV
380,000	DARLING INTERNATIONAL INC.*	3,473,200
137,800	FURMANITE CORP.*	1,066,572
174,000	MOBILE MINI INC.*	5,080,800
70,000	TEAM INC*	3,147,900
		12,768,472	8.89
ENVIROMENTAL SERVICE
242,000	AMERICAN ECOLOGY CORP.	5,183,640
150,000	TETRA TECHNOLOGIES INC.*	3,232,500
		8,416,140	5.87
RAILROADS & TRUCKING
185,000	FROZEN FOOD EXPRESS INDUSTRIES INC.	1,875,900
195,000	SAIA INC.*	5,315,700
290,000	US XPRESS ENTERPRISES INC.*	5,388,200
132,000	VITRAN CORPORATION, INC.*	2,816,880
		15,396,680	10.73
INFORMATION TECHNOLOGY			7.26
APPLICATION SOFTWARE
560,000	INTERVOICE INC.*	4,664,800
		4,664,800	3.25

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments (Unaudited)

as of June 30, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
COMPUTER STORAGE/PER
600,000	ADAPTEC INC.*	2,286,000
		2,286,000	1.59
SYSTEMS: SOFTWARE
280,000	TYLER TECHNOLOGIES INC.*	3,474,800
		3,474,800	2.42
MATERIALS			8.14
SPECIALTY CHEMICALS
260,000	TERRA INDUSTRIES INC.*	6,609,200
		6,609,200	4.61
STEEL
150,000	COMMERCIAL METALS CO.	5,065,500
		5,065,500	3.53
TELECOMMUNICATION SERVICES			3.63
INTG TELECOMM SRVCS
400,000	PREMIERE GLOBAL SERVICES INC.*	5,208,000
		5,208,000	3.63
TOTAL COMMON STOCK (Cost: $110,580,789)		148,190,610	103.25
TOTAL INVESTMENTS (Cost: $110,580,789)		148,190,610	103.25
OTHER ASSETS LESS LIABILITIES		(4,664,879)	(3.25)
TOTAL NET ASSETS		143,525,731	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

(This page has been left blank intentionally.)

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities (Unaudited)

June 30, 2007

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Assets
Investment securities
At cost	$4,089,194	$9,237,324	$31,925,838
At market value	$4,162,706	$9,669,101	$43,184,096
Cash or cash equivalent, at market value	127,785	114,850	24,402
Accrued income receivable	38,223	106,976	303,498
Receivable for capital shares sold	484	14,765	25,345
Other assets	-	-	-
Total assets	4,329,198	9,905,692	43,537,341
Liabilities
Bank borrowings (Note 6)	-	-	-
Payable for investments purchased	-	-	-
Payable for fund shares redeemed	-	-	-
Accounts payable	8,123	21,670	115,954
Accounts payable to related parties (Note 3)	1,675	6,123	17,442
Payable to investment manager (Note 3)	-	2,636	26,768
Total liabilities	9,798	30,429	160,164
Net Assets	$4,319,400	$9,875,263	$43,377,177
Summary of Shareholders' Equity
Paid in capital	5,343,371	9,338,674	30,417,900
Accumulated undistributed net investment income	1,080	1,274	72,960
Accumulated undistributed net realized gain (loss) on security transactions	(1,098,563)	103,538	1,628,059
Net unrealized appreciation of investments	73,512	431,777	11,258,258
Net assets at June 30, 2007	$4,319,400	$9,875,263	$43,377,177
Class A:
Net assets	$2,818,994	$4,172,556	$6,053,490
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	302,750	384,857	306,742
Net asset value and redemption price per share	$9.31	$10.84	$19.73
Maximum offering price per share	$9.77	$11.38	$20.93
Sales load	4.75%	4.75%	5.75%
Class C:
Net assets	$1,500,407	$5,702,707	$37,323,687
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	161,183	547,987	1,968,366
Net asset value and redemption price per share	$9.31	$10.41	$18.96
Class I:
Net assets	N/A	N/A	N/A
Shares authorized
Shares outstanding
Net asset value and redemption price per share	N/A	N/A	N/A

See Accompanying Notes to Financial Statements

	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Assets
Investment securities
At cost	$3,066,153	$13,515,378	$110,580,789
At market value	$4,055,627	$15,670,099	$148,190,610
Cash or cash equivalent, at market value	430,543	-	-
Accrued income receivable	3,652	6,066	27,413
Receivable for capital shares sold	283	15,142	668,818
Other assets	-	-	-
Total assets	4,490,105	15,691,307	148,886,841
Liabilities
Bank borrowings (Note 6)	-	219,664	4,373,567
Payable for investments purchased	-	67,580	612,245
Payable for fund shares redeemed	-	9,000	59,682
Accounts payable	9,315	36,340	178,911
Accounts payable to related parties (Note 3)	4,479	8,028	52,020
Payable to investment manager (Note 3)	2,183	12,752	84,685
Total liabilities	15,977	353,364	5,361,110
Net Assets	$4,474,128	$15,337,943	$143,525,731
Summary of Shareholders' Equity
Paid in capital	3,956,587	12,429,694	102,456,428
Accumulated undistributed net investment income	190	-	-
Accumulated undistributed net realized gain (loss) on security transactions	(472,123)	753,528	3,459,482
Net unrealized appreciation of investments	989,474	2,154,721	37,609,821
Net assets at June 30, 2007	$4,474,128	$15,337,943	$143,525,731
Class A:
Net assets	$2,485,746	$5,046,429	$110,036,261
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	241,326	371,948	2,739,071
Net asset value and redemption price per share	$10.30	$13.57	$40.17
Maximum offering price per share	$10.93	$14.40	$42.62
Sales load	5.75%	5.75%	5.75%
Class C:
Net assets	$1,988,382	$10,291,514	$32,313,977
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	207,698	791,818	902,500
Net asset value and redemption price per share	$9.57	$13.00	$35.80
Class I:
Net assets	N/A	N/A	$1,175,493
Shares authorized			50,000,000
Shares outstanding			27,138
Net asset value and redemption price per share	N/A	N/A	$43.32

Pacific Advisors Fund Inc.

Statement of Operations (Unaudited)

For the period ended June 30, 2007

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Investment Income
Dividends	$13,949	$62,666	$230,619
Interest	93,410	163,287	460,062
Total Income	107,359	225,953	690,681
Expenses
Investment Management Fees	13,500	36,561	158,277
Transfer Agent Fees	19,524	23,758	49,575
Fund Accounting Fees	10,776	21,977	97,219
Legal Fees	2,574	6,741	30,264
Audit Fees	1,869	4,387	18,993
Registration Fees	5,788	8,132	17,059
Printing	2,167	5,128	24,387
Custody Fees	3,332	3,782	4,637
Interest on Borrowings	-	108	191
Director Fees/meetings	427	1,013	4,415
Distribution and Service (12b-1) Fees (Note 3)	11,035	33,693	188,115
Other Expenses	2,126	5,208	24,589
Total Expenses, before fees waived	73,118	150,488	617,721
Less fees waived (Note 3)	30,299	33,924	-
Net Expenses	42,819	116,564	617,721
Net Investment Income (Loss)	64,540	109,389	72,960
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(109)	58,935	1,642,720
Change in net unrealized appreciation (depreciation) of investments	30,584	36,760	1,068,151
	30,475	95,695	2,710,871
Net Increase (Decrease) in Net Assets Resulting from Operations	$95,015	$205,084	$2,783,831

See Accompanying Notes to Financial Statements

	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Investment Income
Dividends	$21,989	$98,960	$216,245
Interest	8,191	22,288	890
Total Income	30,180	121,248	217,135
Expenses
Investment Management Fees	15,709	72,860	405,662
Transfer Agent Fees	19,524	28,424	121,112
Fund Accounting Fees	10,771	33,565	249,289
Legal Fees	2,575	11,062	78,225
Audit Fees	1,885	6,557	48,679
Registration Fees	3,901	12,144	37,035
Printing	2,167	8,272	66,229
Custody Fees	3,206	3,769	10,250
Interest on Borrowings	-	7	65,826
Director Fees/meetings	419	1,496	10,108
Distribution and Service (12b-1) Fees (Note 3)	12,490	55,882	225,595
Other Expenses	2,150	8,435	59,721
Total Expenses, before fees waived	74,797	242,473	1,377,731
Less fees waived (Note 3)	12,023	-	-
Net Expenses	62,774	242,473	1,377,731
Net Investment Income (Loss)	(32,594)	(121,225)	(1,160,596)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	127,689	753,069	3,446,398
Change in net unrealized appreciation (depreciation) of investments	368,929	204,195	18,445,697
	496,618	957,264	21,892,095
Net Increase (Decrease) in Net Assets Resulting from Operations	$464,024	$836,039	$20,731,499

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets (Unaudited)

	Government Securities Fund		Income and Equity Fund
	Period ended June 30, 2007	Year ended December 31, 2006	Period ended June 30, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$64,540	$112,065	$109,389	$136,099
Net realized gain (loss) on investments	(109)	(76,812)	58,935	63,918
Change in net unrealized appreciation of investments	30,584	77,453	36,760	464,749
Increase in net assets resulting from operations	95,015	112,706	205,084	664,766
From Distributions to Shareholders
Class A:
Net investment income	(45,266)	(77,776)	(53,394)	(63,644)
Net capital gains	-	-	-	(5,738)
Return of capital	-	(365)	-	-
Class C:
Net investment income	(18,194)	(34,289)	(54,721)	(66,048)
Net capital gains	-	-	-	(5,955)
Return of capital	-	(161)	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	(63,460)	(112,591)	(108,115)	(141,385)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	509,131	702,072	628,663	966,748
Proceeds from shares purchased by reinvestment of dividends	47,029	84,461	102,751	136,275
Cost of shares repurchased	(467,019)	(2,586,654)	(668,433)	(3,612,047)
Increase (decrease) in net assets derived from capital share transactions	89,141	(1,800,121)	62,981	(2,509,024)
Increase (decrease) in net assets	120,696	(1,800,006)	159,950	(1,985,643)
Net Assets
Beginning of period	4,198,704	5,998,710	9,715,313	11,700,956
End of period	$4,319,400	$4,198,704	$9,875,263	$9,715,313
Including undistributed net investment income of	$1,080	$-	$1,274	$-

See Accompanying Notes to Financial Statements

	Balanced Fund
	Period ended June 30, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$72,960	$(88,863)
Net realized gain (loss) on investments	1,642,720	1,045,833
Change in net unrealized appreciation of investments	1,068,151	2,141,496
Increase in net assets resulting from operations	2,783,831	3,098,466
From Distributions to Shareholders
Class A:
Net investment income	-	-
Net capital gains	-	(160,660)
Return of capital	-	(630)
Class C:
Net investment income	-	-
Net capital gains	-	(870,369)
Return of capital	-	(3,411)
Class I:	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	-	(1,035,070)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	1,610,411	4,331,098
Proceeds from shares purchased by reinvestment of dividends	-	1,011,542
Cost of shares repurchased	(3,397,045)	(4,533,583)
Increase (decrease) in net assets derived from capital share transactions	(1,786,634)	809,057
Increase (decrease) in net assets	997,197	2,872,453
Net Assets
Beginning of period	42,379,980	39,507,527
End of period	$43,377,177	$42,379,980
Including undistributed net investment income of	$72,960	$-

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets (Unaudited)

	Growth Fund		Multi-Cap Value Fund
	Period ended June 30, 2007	Year ended December 31, 2006	Period ended June 30, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(32,594)	$(53,495)	$(121,225)	$(276,522)
Net realized gain (loss) on investments	127,689	93,570	753,069	1,303,600
Change in net unrealized appreciation of investments	368,929	216,725	204,195	494,459
Increase in net assets resulting from operations	464,024	256,800	836,039	1,521,537
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-
Net capital gains	-	-	-	(343,675)
Return of capital	-	-	-	-
Class C:
Net investment income	-	-	-	-
Net capital gains	-	-	-	(817,554)
Return of capital	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	-	-	-	(1,161,229)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	391,528	830,722	1,342,469	2,987,170
Proceeds from shares purchased by reinvestment of dividends	-	-	-	1,143,390
Cost of shares repurchased	(338,685)	(312,523)	(1,139,354)	(1,158,976)
Increase (decrease) in net assets derived from capital share transactions	52,843	518,199	203,115	2,971,584
Increase (decrease) in net assets	516,867	774,999	1,039,154	3,331,892
Net Assets
Beginning of period	3,957,261	3,182,262	14,298,789	10,966,897
End of period	$4,474,128	$3,957,261	$15,337,943	$14,298,789
Including undistributed net investment income of	$190	$190	$-	$-

See Accompanying Notes to Financial Statements

	Small Cap Fund
	Period ended June 30, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(1,160,596)	$(1,178,737)
Net realized gain (loss) on investments	3,446,398	3,995,405
Change in net unrealized appreciation of investments	18,445,697	10,055,870
Increase in net assets resulting from operations	20,731,499	12,872,538
From Distributions to Shareholders
Class A:
Net investment income	-	-
Net capital gains	-	(2,171,968)
Return of capital	-	-
Class C:
Net investment income	-	-
Net capital gains	-	(663,505)
Return of capital	-	-
Class I:	-	-
Net investment income
Net capital gains	-	(174)
Return of capital	-	-
Decrease in net assets resulting from distributions	-	(2,835,647)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	51,286,753	60,404,032
Proceeds from shares purchased by reinvestment of dividends	-	2,572,899
Cost of shares repurchased	(8,570,084)	(13,422,526)
Increase (decrease) in net assets derived from capital share transactions	42,716,669	49,554,405
Increase (decrease) in net assets	63,448,168	59,591,296
Net Assets
Beginning of period	80,077,563	20,486,267
End of period	$143,525,731	$80,077,563
Including undistributed net investment income of	$-	$-

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2007

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

In addition to Class A and Class C shares, the Small Cap Fund introduced Class I shares on October 9, 2006. Each class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

A. Security Valuation. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity less than 60 days are valued on an amortized cost basis. Premium or discount on debt securities are amortized.

B. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

C. Dividends and Distributions to Shareholders. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager").

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager will waive its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Growth Fund	2.65%	3.40%

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2007

For the Government Securities Fund and Growth Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, the transfer agent will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. These agreements may be terminated by either party upon 90 days prior written notice.

Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, the following amounts were waived for the period ended June 30, 2007.

	Management Fees Waived	Transfer Agent Fees Waived
Government Securities Fund	$13,500	$16,800
Income and Equity Fund	33,924	-
Growth Fund	12,023	-

Effective 2004, the Investment Manager terminated all of its rights under the expense limitation agreements with respect to potential recoupment from the Funds of all management fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager will not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the period ended June 30, 2007, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

	Underwriting Fees Retained	Commissions Paid
Government Securities Fund	$71	$248
Income and Equity Fund	49	208
Balanced Fund	1,851	1,813
Growth Fund	1,620	636
Multi-Cap Value Fund	2,997	2,365
Small Cap Fund	46,290	5,739

PGFD is a wholly-owned subsidiary of the Investment Manager.

The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,500. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $3.00 per year per closed account with minimum charges of $1,400 per month for A, C, and I share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager. In January 2007, the transfer agent did not charge its minimum charges for Class I Shares.

Accounts payable to related parties consist of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's daily net assets for Class A shares and Class C shares. Under the plan of the distribution, the Funds may pay a distribution fee to qualified recipients in an amount up to 0.75% per annum of each Fund's daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the period ended June 30, 2007, total distribution and/or service (12b-1) fees were:

	Class A	Class C
Government Securities Fund	$3,245	$7,790
Income and Equity Fund	5,018	28,675
Balanced Fund	7,641	180,474
Growth Fund	2,818	9,672
Multi-Cap Value Fund	5,659	50,223
Small Cap Fund	103,640	121,955

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2007

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the period ended and as of June 30, 2007.

	Period ended		As of June 30, 2007 June 30, 2007
	Cost of Purchases	Proceeds From Sales	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Government Securities Fund	$349,825	$265,000	$123,224	$49,712	$73,512
Income and Equity Fund	2,249,658	1,588,817	582,206	150,429	431,777
Balanced Fund	11,655,821	9,526,369	11,544,727	286,469	11,258,258
Growth Fund	312,175	345,178	1,018,092	28,618	989,474
Multi-Cap Value Fund	7,442,591	6,233,445	2,324,199	169,479	2,154,720
Small Cap Fund	53,340,306	7,892,801	39,954,148	2,344,327	37,609,821

Note 5. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Government Securities Fund or the Income and Equity Fund sold or exchanged within 60 days of purchase or shares of the Balanced Fund, Growth Fund, Multi-Cap Value Fund or the Small Cap Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through June 30, 2007 are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Class A	Class C
Government Securities Fund	$-	$-
Income and Equity Fund	1	-
Balanced Fund	33	112
Growth Fund	23	-
Multi-Cap Value Fund	1,033	-
Small Cap Fund	53,354	8,269

	Period ended June 30, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Government Securities Fund
Class A
Shares Sold	41,313	$385,273	62,182	$572,330
Reinvestment of Distributions	3,344	31,135	5,688	52,153
	44,657	416,408	67,870	624,483
Shares Repurchased	(8,822)	(82,338)	(40,369)	(372,644)
Net Increase (Decrease)	35,835	$334,070	27,501	$251,839
Class C
Shares Sold	13,263	$123,858	14,168	$129,742
Reinvestment of Distributions	1,709	15,894	3,574	32,308
	14,972	139,752	17,742	162,050
Shares Repurchased	(41,349)	(384,681)	(244,107)	(2,214,010)
Net Decrease	(26,377)	$(244,929)	(226,365)	$(2,051,960)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2007

	Period ended June 30, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares Sold	26,344	$286,668	63,270	$657,015
Reinvestment of Distributions	4,639	50,062	6,443	66,551
	30,983	336,730	69,713	723,566
Shares Repurchased	(16,174)	(175,319)	(134,769)	(1,398,124)
Net Increase	14,809	$161,411	(65,056)	$(674,558)
Class C
Shares Sold	33,002	$341,995	30,719	$309,733
Reinvestment of Distributions	5,087	52,689	7,027	69,724
	38,089	394,684	37,746	379,457
Shares Repurchased	(47,223)	(493,114)	(221,873)	(2,213,923)
Net Increase (Decrease)	(9,134)	$(98,430)	(184,127)	$(1,834,466)
	Period ended June 30, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	18,494	$352,940	44,763	$800,706
Reinvestment of Distributions	-	-	7,893	146,124
	18,494	352,940	52,656	946,830
Shares Repurchased	(80,127)	(1,504,866)	(47,792)	(860,697)
Net Increase	(61,633)	$(1,151,926)	4,864	$86,133
Class C
Shares Sold	69,237	$1,257,471	203,596	$3,530,392
Reinvestment of Distributions	-	-	48,449	865,418
	69,237	1,257,471	252,045	4,395,810
Shares Repurchased	(104,048)	(1,892,179)	(210,116)	(3,672,886)
Net Increase	(34,811)	$(634,708)	41,929	$722,924

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2007

	Period ended June 30, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Growth Fund
Class A
Shares Sold	33,600	$330,557	50,910	$450,036
Reinvestment of Distributions	-	-	-	-
	33,600	330,557	50,910	450,036
Shares Repurchased	(20,379)	(199,002)	(16,135)	(143,840)
Net Increase	13,221	$131,555	34,775	$306,196
Class C
Shares Sold	6,750	$60,971	45,585	$380,686
Reinvestment of Distributions	-	-	-	-
	6,750	60,971	45,585	380,686
Shares Repurchased	(15,102)	(139,683)	20,447	(168,683)
Net Increase	(8,352)	$(78,712)	66,032	$212,003
	Period ended June 30, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Multi-Cap Value Fund
Class A
Shares Sold	71,835	$957,868	94,447	$1,192,505
Reinvestment of Distributions	-	-	25,908	334,372
	71,835	957,868	120,355	1,526,877
Shares Repurchased	(39,842)	(519,047)	(30,861)	(393,913)
Net Increase	31,993	$438,821	89,494	$1,132,964
Class C
Shares Sold	30,547	$384,601	145,977	$1,794,665
Reinvestment of Distributions	-	-	65,114	809,018
	30,547	384,601	211,091	2,603,683
Shares Repurchased	(49,532)	(620,307)	(62,244)	(765,063)
Net Increase	(18,985)	$(235,706)	148,847	$1,838,620

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2007

	Period ended June 30, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Small Cap Fund
Class A
Shares Sold	1,060,996	$38,200,459	1,580,047	$48,824,782
Reinvestment of Distributions	-	-	56,688	1,950,232
	1,060,996	38,200,459	1,636,735	50,775,014
Shares Repurchased	(193,324)	(6,865,921)	(384,583)	(11,931,692)
Net Increase (Decrease)	867,672	$31,334,538	1,252,152	$38,843,322
Class C
Shares Sold	378,321	$12,086,294	414,243	$11,574,250
Reinvestment of Distributions	-	-	20,925	622,493
	378,321	12,086,294	435,168	12,196,743
Shares Repurchased	(53,752)	(1,704,163)	(54,635)	(1,490,834)
Net Increase	324,569	$10,382,131	380,533	$10,705,909
Class I
Shares Sold	26,991	$1,000,000	143	$5,000
Reinvestment of Distributions	-	-	5	174
	26,991	1,000,000	148	5,174
Shares Repurchased	-	-	-	-
Net Increase	26,991	$1,000,000	148	$5,174

Note 6. Bank Borrowings

Each Fund may borrow up to 15% of its total assets. Each Fund will not borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. Each Fund has the ability to borrow, from UMB Bank, n.a., on an unsecured basis, at 1.5% over the Federal Funds rate. As of June 30, 2007 the Small Cap Fund and Multi-Cap Value Fund were paying interest at 6.64% per annum on its outstanding borrowings. No compensating balances are required.

Note 7. New Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax position should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax Positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management evaluated the implications of FIN 48 and determined it has no material impact on the financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Government Securities Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$9.24		$9.27	$9.51	$9.68	$10.20
Income from investing operations
Net investment income	0.06		0.23	0.28	0.23	0.35
Net realized and unrealized gains (losses) on securities	0.17		0.05	(0.18)	(0.20)	(0.57)
Total from investment operations	0.23		0.28	0.10	0.03	(0.22)
Less distributions
From net investment income	(0.16)		(0.31)	(0.34)	(0.20)	(0.30)
From net capital gains	-		-	-	-	-
Total distributions	(0.16)		(0.31)	(0.34)	(0.20)	(0.30)
Net asset value, end of period	$9.31		$9.24	$9.27	$9.51	$9.68
Total Investment Return (a)	2.45	%(b)	3.14%	1.08%	0.26%	(2.20)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$2,819		$2,467	$2,219	$2,488	$3,025
Ratio of net investment income to average net assets
With expense reductions	3.40	%(c)	2.70%	2.68%	1.89%	2.88%
Without expense reductions	1.94	%(c)	2.04%	2.03%	1.23%	2.33%
Ratio of expenses to average net assets
With expense reductions	1.78	%(c)	2.51%	2.26%	1.81%	1.65%
Without expense reductions	3.24	%(c)	3.17%	2.91%	2.46%	2.20%
Fund portfolio turnover rate	13.00	%(c)	16.27%	88.26%	402.70%	206.55%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$9.23		$9.13	$9.27	$9.43	$9.95
Income from investing operations
Net investment income	0.10		0.08	0.14	0.09	0.21
Net realized and unrealized gains (losses) on securities	0.09		0.14	(0.11)	(0.14)	(0.50)
Total from investment operations	0.19		0.22	0.03	(0.05)	(0.29)
Less distributions
From net investment income	(0.11)		(0.12)	(0.17)	(0.11)	(0.23)
From net capital gains	-		-	-	-	-
Total distributions	(0.11)		(0.12)	(0.17)	(0.11)	(0.23)
Net asset value, end of period	$9.31		$9.23	$9.13	$9.27	$9.43
Total Investment Return	2.09	%(b)	2.47%	0.28%	(0.50)%	(2.98)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$1,500		$1,731	$3,780	$7,424	$11,423
Ratio of net investment income to average net assets
With expense reductions	2.63	%(c)	1.97%	2.03%	1.10%	2.23%
Without expense reductions	1.17	%(c)	1.32%	1.38%	0.45%	1.67%
Ratio of expenses to average net assets
With expense reductions	2.53	%(c)	3.21%	2.90%	2.57%	2.39%
Without expense reductions	3.99	%(c)	3.86%	3.55%	3.22%	2.95%
Fund portfolio turnover rate	13.00	%(c)	16.27%	88.26%	402.70%	206.55%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.74		$10.19	$10.46	$10.33	$9.91
Income from investing operations
Net investment income	0.15		0.20	0.20	0.07	0.33
Net realized and unrealized gains (losses) on securities	0.09		0.53	(0.20)	0.29	0.31
Total from investment operations	0.24		0.73	-	0.36	0.64
Less distributions
From net investment income	(0.14)		(0.18)	(0.26)	(0.21)	(0.20)
From net capital gains	-		-	(0.01)	(0.02)	-
From return of capital	-		-	-	-	(0.02)
Total distributions	(0.14)		(0.18)	(0.27)	(0.23)	(0.22)
Net asset value, end of period	$10.84		$10.74	$10.19	$10.46	$10.33
Total Investment Return (a)	2.25	%(b)	7.25%	0.01%	3.51%	6.63%
Ratios/Supplemental Data
Net assets, end of year (000's)	$4,173		$3,973	$4,436	$3,611	$1,835
Ratio of net investment income to average net assets
With expense reductions	2.68	%(c)	1.74%	2.33%	2.18%	2.92%
Without expense reductions	1.99	%(c)	0.99%	1.65%	1.49%	1.84%
Ratio of expenses to average net assets
With expense reductions	1.95	%(c)	2.06%	1.93%	1.94%	1.85%
Without expense reductions	2.65	%(c)	2.80%	2.60%	2.63%	2.94%
Fund portfolio turnover rate	35.52	%(c)	23.43%	39.57%	40.48%	71.02%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.31		$9.80	$10.02	$9.90	$9.60
Income from investing operations
Net investment income	0.10		0.08	0.15	0.16	0.24
Net realized and unrealized gains (losses) on securities	0.10		0.54	(0.22)	0.11	0.32
Total from investment operations	0.20		0.62	(0.07)	0.27	0.56
Less distributions
From net investment income	(0.10)		(0.11)	(0.14)	(0.13)	(0.22)
From net capital gains	-		-	(0.01)	(0.02)	-
From return of capital	-		-	-	-	(0.02)
Total distributions	(0.10)		(0.11)	(0.15)	(0.15)	(0.24)
Net asset value, end of period	$10.41		$10.31	$9.80	$10.02	$9.90
Total Investment Return	1.94	%(b)	6.40%	(0.67)%	2.74%	5.88%
Ratios/Supplemental Data
Net assets, end of year (000's)	$5,703		$5,743	$7,265	$7,738	$5,416
Ratio of net investment income to average net assets
With expense reductions	1.94	%(c)	1.04%	1.57%	1.38%	2.10%
Without expense reductions	1.24	%(c)	0.28%	0.90%	0.70%	1.03%
Ratio of expenses to average net assets
With expense reductions	2.70	%(c)	2.81%	2.70%	2.69%	2.60%
Without expense reductions	3.40	%(c)	3.56%	3.37%	3.37%	3.67%
Fund portfolio turnover rate	35.52	%(c)	23.43%	39.57%	40.48%	71.02%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$18.42		$17.39	$16.57	$15.88	$13.69
Income from investing operations
Net investment income	0.22		0.07	0.16	0.12	0.21
Net realized and unrealized gains (losses) on securities	1.09		1.40	0.82	0.75	2.34
Total from investment operations	1.31		1.47	0.98	0.87	2.55
Less distributions
From net investment income	-		-	(0.11)	(0.13)	(0.16)
From net capital gains	-		(0.44)	(0.01)	(0.05)	(0.18)
From return of capital	-		-	(0.04)	-	(0.02)
Total distributions	-		(0.44)	(0.16)	(0.18)	(0.36)
Net asset value, end of period	$19.73		$18.42	$17.39	$16.57	$15.88
Total Investment Return (a)	7.11	%(b)	8.47%	5.90%	5.50%	18.63%
Ratios/Supplemental Data
Net assets, end of year (000's)	$6,053		$6,787	$6,323	$5,863	$4,739
Ratio of net investment income to average net assets	0.98	%(c)	0.43%	0.97%	0.98%	1.44%
Ratio of expenses to average net assets	2.28	%(c)	2.54%	2.53%	2.67%	2.86%
Fund portfolio turnover rate	48.54	%(c)	15.50%	25.47%	39.60%	58.73%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$17.77		$16.92	$16.13	$15.49	$13.40
Income from investing operations
Net investment income	0.02		(0.06)	0.03	0.04	0.09
Net realized and unrealized gains (losses) on securities	1.17		1.35	0.80	0.68	2.26
Total from investment operations	1.19		1.29	0.83	0.72	2.35
Less distributions
From net investment income	-		-	(0.02)	(0.03)	(0.06)
From net capital gains	-		(0.44)	(0.01)	(0.05)	(0.18)
From return of capital	-		-	(0.01)	-	(0.02)
Total distributions	-		(0.44)	(0.04)	(0.08)	(0.26)
Net asset value, end of period	$18.96		$17.77	$16.92	$16.13	$15.49
Total Investment Return	6.70	%(b)	7.65%	5.16%	4.62%	17.58%
Ratios/Supplemental Data
Net assets, end of year (000's)	$37,324		$35,593	$33,185	$29,304	$23,353
Ratio of net investment income to average net assets	0.24	%(c)	(0.33)%	0.19%	0.21%	0.67%
Ratio of expenses to average net assets	3.04	%(c)	3.30%	3.30%	3.44%	3.66%
Fund portfolio turnover rate	48.54	%(c)	15.50%	25.47%	39.60%	58.73%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Growth Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$9.21		$8.54	$8.22	$7.14	$5.48
Income from investing operations
Net investment income (expense)	(0.08)		(0.04)	(0.01)	0.02	(0.07)
Net realized and unrealized gains (losses) on securities	1.17		0.71	0.33	1.06	1.73
Total from investment operations	1.09		0.67	0.32	1.08	1.66
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		-	-	-	-
Total distributions	-		-	-	-	-
Net asset value, end of period	$10.30		$9.21	$8.54	$8.22	$7.14
Total Investment Return (a)	11.83	%(b)	7.85%	3.89%	15.13%	30.29%
Ratios/Supplemental Data
Net assets, end of year (000's)	$2,486		$2,101	$1,650	$1,155	$669
Ratio of net investment income to average net assets
With expense reductions	(1.21	)%(c)	(1.11)%	(1.37)%	(1.51)%	(1.69)%
Without expense reductions	(1.78	)%(c)	(2.14)%	(3.06)%	(4.98)%	(7.44)%
Ratio of expenses to average net assets
With expense reductions	2.65	%(c)	2.64%	2.63%	2.83%	2.48%
Without expense reductions	3.22	%(c)	3.68%	4.32%	6.30%	8.23%
Fund portfolio turnover rate	16.44	%(c)	22.80%	30.54%	12.96%	34.58%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$8.59		$8.02	$7.79	$6.83	$5.33
Income from investing operations
Net investment income (expense)	(0.11)		(0.12)	0.37	0.22	(0.16)
Net realized and unrealized gains (losses) on securities	1.09		0.69	(0.14)	0.74	1.66
Total from investment operations	0.98		0.57	0.23	0.96	1.50
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		-	-	-	-
Total distributions	-		-	-	-	-
Net asset value, end of period	$9.57		$8.59	$8.02	$7.79	$6.83
Total Investment Return	11.41	%(b)	7.11%	2.95%	14.06%	28.14%
Ratios/Supplemental Data
Net assets, end of year (000's)	$1,988		$1,856	$1,532	$445	$251
Ratio of net investment income to average net assets
With expense reductions	(1.96	)%(c)	(1.87)%	(2.13)%	(2.27)%	(2.47)%
Without expense reductions	(2.53	)%(c)	(2.91)%	(3.83)%	5.61%	(8.18)%
Ratio of expenses to average net assets
With expense reductions	3.40	%(c)	3.40%	3.40%	3.54%	3.25%
Without expense reductions	3.97	%(c)	4.44%	5.11%	6.88%	8.96%
Fund portfolio turnover rate	16.44	%(c)	22.80%	30.54%	12.96%	34.58%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Multi-Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$12.77		$12.27	$11.77	$11.46	$7.95
Income from investing operations
Net investment income (expense)	(0.13)		(0.09)	(0.14)	(0.03)	(0.09)
Net realized and unrealized gains (losses) on securities	0.93		1.68	1.29	0.70	3.60
Total from investment operations	0.80		1.59	1.15	0.67	3.51
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		(1.09)	(0.65)	(0.36)	-
Total distributions	-		(1.09)	(0.65)	(0.36)	-
Net asset value, end of period	$13.57		$12.77	$12.27	$11.77	$11.46
Total Investment Return (a)	6.26	%(b)	12.91%	9.71%	5.84%	44.15%
Ratios/Supplemental Data
Net assets, end of year (000's)	$5,046		$4,341	$3,073	$2,313	$1,180
Ratio of net investment income to average net assets
With expense reductions	(1.17	)%(c)	(1.66)%	(1.70)%	(1.15)%	(1.67)%
Without expense reductions	(1.17	)%(c)	(1.66)%	(1.73)%	(1.15)%	(3.14)%
Ratio of expenses to average net assets
With expense reductions	2.82	%(c)	3.02%	3.05%	2.63%	2.49%
Without expense reductions	2.82	%(c)	3.02%	3.08%	3.07%	3.96%
Fund portfolio turnover rate	91.20	%(c)	46.97%	48.97%	49.30%	20.16%
	Class C
	For the six months ended		For the year ended December 31,
	June 20, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$12.28		$11.93	$11.54	$11.33	$7.91
Income from investing operations
Net investment income (expense)	(0.14)		(0.18)	(0.19)	(0.10)	0.32
Net realized and unrealized gains (losses) on securities	0.86		1.62	1.23	0.67	3.10
Total from investment operations	0.72		1.44	1.04	0.57	3.42
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		(1.09)	(0.65)	(0.36)	-
Total distributions	-		(1.09)	(0.65)	(0.36)	-
Net asset value, end of period	$13.00		$12.28	$11.93	$11.54	$11.33
Total Investment Return	5.86	%(b)	12.02%	8.94%	5.02%	43.24%
Ratios/Supplemental Data
Net assets, end of year (000's)	$10,292		$9,958	$7,894	$6,122	$3,537
Ratio of net investment income to average net assets
With expense reductions	(1.89	)%(c)	(2.43)%	(2.46)%	(1.94)%	(2.41)%
Without expense reductions	(1.89	)%(c)	(2.43)%	(2.49)%	(2.37)%	(3.90)%
Ratio of expenses to average net assets
With expense reductions	3.56	%(c)	3.79%	3.82%	3.40%	3.24%
Without expense reductions	3.56	%(c)	3.79%	3.84%	3.83%	4.74%
Fund portfolio turnover rate	91.20	%(c)	46.97%	48.97%	49.30%	20.16%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$33.52		$25.73	$25.47	$18.77	$10.32
Income from investing operations
Net investment income (expense)	3.05		2.71	(1.15)	0.73	(0.37)
Net realized and unrealized gains (losses) on securities	3.60		6.29	3.38	6.14	8.95
Total from investment operations	6.65		9.00	2.23	6.87	8.58
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		(1.21)	(1.97)	(0.17)	(0.13)
Total distributions	-		(1.21)	(1.97)	(0.17)	(0.13)
Net asset value, end of period	$40.17		$33.52	$25.73	$25.47	$18.77
Total Investment Return (a)	19.84	%(b)	35.05%	8.64%	36.60%	83.21%
Ratios/Supplemental Data
Net assets, end of year (000's)	$110,036		$62,735	$15,884	$17,376	$8,961
Ratio of net investment income to average net assets	(1.97	)%(c)	(2.40)%	(3.14)%	(3.08)%	(4.06)%
Ratio of expenses to average net assets	2.37	%(c)	2.78%	3.36%	3.32%	4.44%
Fund portfolio turnover rate	14.04	%(c)	19.74%	20.73%	7.23%	39.95%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$30.00		$23.32	$23.44	$17.41	$9.65
Income from investing operations
Net investment income (expense)	0.08		0.83	(0.56)	0.66	0.04
Net realized and unrealized gains (losses) on securities	5.72		7.06	2.41	5.54	7.85
Total from investment operations	5.80		7.89	1.85	6.20	7.89
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		(1.21)	(1.97)	(0.17)	(0.13)
Total distributions	-		(1.21)	(1.97)	(0.17)	(0.13)
Net asset value, end of period	$35.80		$30.00	$23.32	$23.44	$17.41
Total Investment Return	19.33	%(b)	33.91%	7.76%	35.62%	81.83%
Ratios/Supplemental Data
Net assets, end of year (000's)	$32,314		$17,337	$4,602	$3,848	$1,274
Ratio of net investment income to average net assets	(2.72	)%(c)	(3.15)%	(3.95)%	(3.85)%	(4.88)%
Ratio of expenses to average net assets	3.12	%(c)	3.54%	4.19%	4.10%	5.26%
Fund portfolio turnover rate	14.04	%(c)	19.74%	20.73%	7.23%	39.95%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Fund
	Class I
	For the six months ended June 30, 2007		October 31, 2006(d) to December 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$36.13		$35.00
Income from investing operations
Net investment income (expense)	(0.14)		0.45
Net realized and unrealized gains (losses) on securities	7.32		1.89
Total from investment operations	7.18		2.34
Less distributions
From net investment income	-		-
From net capital gains	-		(1.21)
Total distributions	-		(1.21)
Net asset value, end of period	$43.31		$36.13
Total Investment Return	19.87	%(b)	6.74	%(b)
Ratios/Supplemental Data
Net assets, end of year (000's)	$1,175		$5
Ratio of net investment income to average net assets	1.74	%(c)	(2.48	)%(c)
Ratio of expenses to average net assets	2.11	%(c)	2.74	%(c)
Fund portfolio turnover rate	14.04	%(c)	19.74	%(c)

(b)  Not annualized

(c)  Annualized

(d)  Commencement of operations

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Victoria L. Breen (56) 603 West Ojai Avenue Ojai, CA 93023	Director and Assistant Secretary	Since 1992	1992 - Present: Assistant Secretary and Director Pacific Global Investment Management Company
1994 - Present: Agent, Transamerica Life Companies; Registered Principal, Transamerica Financial Advisors, Inc.
			1986 - Present: President, Derby & Derby, Inc. (Financial Services Company)	6 Pacific Advisors Mutual Funds	None

Thomas M. Brinker (73) 1 North Ormond Avenue Havertown, PA 19083	Director	Since 1992	1970 - Present: Registered Representative, Transamerica Financial Advisors, Inc.
			1970 - Present: President, Fringe Benefits, Inc. and Financial Foresight, Ltd. d/b/a The Brinker Organization (Financial Services Companies)	6 Pacific Advisors Mutual Funds	None

L. Michael Haller (63) 5924 Colodny Agoura, CA 91301	Director	Since 1992	2004 - Present: Consultant 2002 - 2003: Executive Vice President, Sammy Studios, Inc. (Entertainment Company)	6 Pacific Advisors Mutual Funds	None

Thomas H. Hanson (57) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President	Since 1992	1992 - Present: Executive Vice President and Director, Pacific Global Investment Management Company; President and Director; Pacific Global Fund Distributors, Inc.; Director, Pacific Global Investor Services, Inc.
2001 - Present: Vice President, Pacific Global Investor Services, Inc.
1993 - Present: Owner, Director, Chairman, President, and CEO of TriVest Capital Management, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Catherine L. Henning (29) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Secretary	Since 2006	2007 - Present: Vice President, Pacific Global Investment Management Company
2006 - Present: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2004 - Present: Secretary, Pacific Global Investment Management Company; Chief Compliance Officer, Pacific Global Fund Distributors, Inc.
2001 - Present: Director of Private Client Services, Pacific Global Investment Management Company
2004 - 2006: Assistant Secretary, Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.
2002 - 2006: Assistant Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
			2002 - 2004: Assistant Secretary, Pacific Global Investment Management Company	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
George A. Henning (60) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	President and Chairman	Since 1992	1991 - Present: Chairman, President, and Director, Pacific Global Investment Management Company; Chairman and Director, Pacific Global Fund Distributors, Inc.; Chairman and Director, Pacific Global Investor Services, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Barbara A. Kelley (54) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President, Chief Compliance Officer and Treasurer	Since 2001	2004 - Present: Chief Compliance Officer, Pacific Advisors Fund Inc. and Pacific Global Investment Management Company
2001 - Present: Executive Vice President, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President, Pacific Global Investor Services, Inc.
1999 - Present: Director, Pacific Global Investment Management Company
			2001 - 2007: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Takashi Makinodan, PhD (82) 1506 S. Bentley Avenue PH #5 Los Angeles, CA 90025	Director	Since 1995	1992 - Present: Director, Medical Treatment Effectiveness Program (MEDTEP), Center on Asian and Pacific Islanders
			1991 - Present: Associate Director of Research, Geriatric Research Education Clinic Center, VA Medical Center	6 Pacific Advisors Mutual Funds	None

Gerald E. Miller (77) 5262 Bridgetown Place Westlake Village, CA 91362	Director	Since 1992	1992 - Present: Retired	6 Pacific Advisors Mutual Funds	None

Louise K. Taylor, PhD (60) 325 East Huntington Dr. Monrovia, CA 91016	Director	Since 1992	1991 - Present: Superintendent, Monrovia Unified School District	6 Pacific Advisors Mutual Funds	None

Jingjing Yan (33) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Treasurer	Since 2005	2007 - Present: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2001 - Present: Fund Accounting Manager, Pacific Global Investor Services, Inc.
			2005 - 2007: Assistant Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of the Company.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
Victoria L. Breen
Thomas M. Brinker
L. Michael Haller, III
Takashi Makinodan, Ph.D.
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Thomas H. Hanson, Vice President
Catherine L. Henning, Secretary
Victoria L. Breen, Assistant Secretary
Barbara A. Kelley, Treasurer
Jingjing Yan, Assistant Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.                    Code of Ethics

Not applicable for semi-annual reports.

Item 3.                    Audit Committee Financial Expert

Not applicable for semi-annual reports.

Item 4.                    Principal Accountant Fees and Services

Not applicable for semi-annual reports.

Item 5.                    Audit Committee of Listed Registrants

Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.                    Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.                    Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.                  Submission of Matters to a Vote of Security Holders

No material changes have been made.

Item 11.                  Controls and Procedures.

(a) Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.                  Exhibits

(a)(1) Not applicable.

(a)(2) Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(a)(3) Not applicable.

(b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	September 7, 2007

By:	/s/ Barbara A. Kelley
Barbara A. Kelley
Chief Financial Officer

Date:	September 7, 2007